Exhibit 10.5

FORM OF
SUBORDINATED CONVERTIBLE DEBENTURE PURCHASE AGREEMENT

Among

MAGNETECH INTEGRATED SERVICES CORP.,

STRASBOURGER PEARSON TULCIN WOLFF, INC.

And

THE PURCHASER LISTED ON
SCHEDULE 1 HERETO

__________, 2005

TABLE OF CONTENTS

ARTICLE I	CERTAIN DEFINITIONS	1
1.1	Certain Definitions	1

ARTICLE II	PURCHASE AND SALE OF CONVERTIBLE DEBENTURES; ISSUANCE OF WARRANTS	4
2.1	Purchase and Sale; Purchase Price; Issuance of Warrant	4
2.2	Execution and Delivery of Documents; the Closings	4

ARTICLE III	REPRESENTATIONS AND WARRANTIES	6
3.1	Representations, Warranties and Agreements of the Company	6
3.2	Representations and Warranties of the Purchaser	9

ARTICLE IV	OTHER AGREEMENTS OF THE PARTIES	11
4.1	Manner of Offering	11
4.2	Furnishing of Information	11
4.3	Notice of Certain Events	11
4.4	Copies and Use of Disclosure Documents and Non-Public Filings	12
4.5	Blue Sky Laws	12
4.6	Integration	12
4.7	Furnishing of Rule 144(c) Materials	12
4.8	Solicitation Materials	12
4.9	Subsequent Financial Statements	13
4.10	Prohibition on Certain Actions	13
4.11	Listing of Common Stock	13
4.12	Conversion and Exercise Procedures	13
4.13	Indemnification	13
4.14	Exclusivity	15
4.15	No Violation of Applicable Law	15
4.16	Redemption Restrictions	16
4.17	Merger or Consolidation	16
4.18	Liquidated Damages	16
4.19	Company’s Right of Redemption	16
4.20	Remedies	16

ARTICLE V	EVENTS OF DEFAULT	17
5.1	Event of Default	17
5.2	Remedies	17

ARTICLE VI	LEGAL FEES AND DEFAULT INTEREST RATE	18

ARTICLE VII	THE AGENT	18
7.1	Appointment of Agent	18
7.2	Notices	19
7.3	Exculpation	19
7.4	Reliance	20
7.5	Expenses and Indemnification	21
7.6	Other Purchers	21
7.7	Removal or Resignation of Agent	21

ARTICLE VIII	MISCELLANEOUS	22
8.1	Fees and Expenses	22
8.2	Entire Agreement; Amendments	22
8.3	Notices	22
8.4	Amendments; Waivers	23
8.5	Headings	23
8.6	Successors and Assigns	23
8.7	No Third Party Beneficiaries	23
8.8	Governing Law; Venue; Service of Process	24
8.9	Survival	24
8.10	Counterpart Signatures	24
8.11	Publicity	24
8.12	Severability	24

i

LIST OF SCHEDULES:

Schedule 1	Purchaser
Schedule 3.1(a)	Subsidiaries
Schedule 3.1(c)	Capitalization and Registration Rights
Schedule 3.1(d)	Equity and Equity Equivalent Securities
Schedule 3.1(e)	Conflicts
Schedule 3.1(f)	Consents and Approvals
Schedule 3.1(g)	Litigation
Schedule 3.1(h)	Defaults and Violations

LIST OF EXHIBITS:

Exhibit A	Debenture
Exhibit B	Warrant
Exhibit C	Registration Rights Agreement
Exhibit D	Security Agreement
Exhibit E	Subordination Agreement
Exhibit F	Escrow Agreement
Exhibit G	Legal Opinion
Exhibit H	Officer’s Certificate
Exhibit I	Company Certificate

ii

THIS SUBORDINATED CONVERTIBLE DEBENTURE PURCHASE AGREEMENT (“Agreement”) is made and entered into as of __________, 2005, among Magnetech Integrated Services Corp., a corporation organized and existing under the laws of the State of Indiana (together with its subsidiaries, the “Company”), Strasbourger Pearson Tulcin Wolff, Inc. (the “Agent”) and the purchaser listed on Schedule 1 hereto (the “Purchaser”).

WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Purchaser and the Purchaser desires to acquire from the Company ____________ Dollars ($_______) aggregate principal amount of the Company’s 6% Subordinated Secured Convertible Debenture, due February 28, 2007 for a price equal to the aggregate principal amount thereof in the form of Exhibit A (“Debenture”), annexed hereto and made a part hereof.

IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Purchaser agree as follows:

ARTICLE I

CERTAIN DEFINITIONS

1.1 Certain Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

“Affiliate” means, with respect to any Person, any Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

“Agent” shall have the meaning set forth in the introductory paragraph.

“Agreement” shall have the meaning set forth in the introductory paragraph of this Agreement.

“Bankruptcy Code” shall have the meaning set forth in Section 5.1(c) hereof.

“Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government actions to close.

“Change of Control” means the acquisition, directly or indirectly, by any person of ownership of, or power to direct the share of voting power with respect to a majority of the issued and outstanding voting shares of the company.

“Closing” shall have the meaning set forth in Section 2.2(a).

“Closing Date” shall have the meaning set forth in Section 2.2(a).

“Commission” means the Securities and Exchange Commission.

“Common Stock” means shares now or hereafter authorized of the class of common stock, no par value, of the Company and stock of any other class into which such shares may hereafter have been reclassified or changed.

“Company” shall have the meaning set forth in the introductory paragraph.

“Control Person” shall have the meaning set forth in Section 4.13(a)(i) hereof.

“Debenture” shall have the meaning set forth in the recital.

“Default” means any event or condition which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

“Disclosure Documents” means (a) all documents and written materials provided to the Purchaser and/or its representatives in connection with the Company and this offering, including, but not limited to, the Company’s Private Placement Memorandum, dated January 25, 2005 and (b) the Schedules required to be furnished to the Purchaser by or on behalf of the Company pursuant to Section 3.1 hereof.

“Escrow Agent” means Wilmington Trust Company, 1100 North Market Street, Wilmington, DE 19890.

“Escrow Agreement” means the Escrow Agreement among the Company, the Escrow Agent and Strasbourger.

“Event of Default” shall have the meaning set forth in Section 5.1.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Execution Date” means the date of this Agreement first written above.

“Indemnified Party” shall have the meaning set forth in Section 4.13(b) hereof.

“Indemnifying Party” shall have the meaning set forth in Section 4.13(b) hereof.

“Initial Closing Date” shall have the meaning set forth in Section 2.2(a) hereof.

“Losses” shall have the meaning set forth in Section 4.13(a) hereof.

“Magnetech” means Magnetech Industrial Services, Inc., an Indiana corporation and a wholly owned subsidiary of the Company.

“Material Adverse Effect” shall have the meaning set forth in Section 3.1(a).

“NASD” means the National Association of Securities Dealers, Inc.

“Nasdaq” shall mean the Nasdaq Stock Market, Inc.

“Non-Public Filings” shall have the meaning set forth in Section 4.2 hereof.

“OTCBB” shall mean the NASD over-the counter Bulletin Board or similar organization or agency succeeding to its functions.

“Person” means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Purchase Price” shall have the meaning set forth in Section 2.1(a).

“Purchaser” shall have the meaning set forth in the introductory paragraph.
“Registration Rights Agreement” means the Registration Rights Agreement between the Purchaser and the Company, annexed as Exhibit C hereto.

“Required Approvals” shall have the meaning set forth in Section 3.1(f).

“Restriction Period” shall have the meaning set forth in Section 4.14.

“SEC” means the Securities and Exchange Commission.

“Securities” means the Debenture, the Underlying Shares, the Warrant and the Warrant Shares.
“Securities Act” means the Securities Act of 1933, as amended.

“Security Agreement” means the Security Agreement between the Purchaser and the Company, annexed as Exhibit D hereto.

“Strasbourger” shall mean Strasbourger Pearson Tulcin Wolff, Inc., a New York corporation.

“Subordination Agreement” means the Subordination Agreement among the Company, Magnetech, the Holders of the Debentures and MLB Financial.

“Subsidiaries” shall have the meaning set forth in Section 3.1(a).

“Transaction Documents” means this Agreement and all exhibits and schedules hereto and all other agreements executed pursuant to this Agreement.

“Underlying Shares” means the shares of duly issued Common Stock, into which the Debenture is convertible in accordance with the terms hereof and the Debenture.

“Warrant” means the Common Stock purchase warrant issued to the Purchaser and/or its assigns, annexed as Exhibit B hereto, pursuant to which the Purchaser and/or its assigns shall have the right to acquire the Warrant Shares at $.001 per share.

“Warrant Shares” means the shares of duly issued Common Stock, for which the Warrant may be exercised in accordance with the terms hereof and of the Warrant.

ARTICLE II

PURCHASE AND SALE OF CONVERTIBLE DEBENTURE; ISSUANCE OF WARRANT

2.1 Purchase and Sale; Purchase Price; Issuance of Warrant.

(a) Subject to the terms and conditions set forth herein, the Company shall issue and sell and the Purchaser shall purchase an aggregate principal amount of ______________ Dollars ($_______) (the “Purchase Price”) of the Debenture. The Debenture shall have the rights, preferences and privileges as set forth in the Debenture annexed as Exhibit A.

(b) The Purchase Price for the Debenture shall be paid in cash and shall be equal to the aggregate principal amount of the Debenture.

(c) In consideration for the payment of the Purchase Price by the Purchaser, the Company shall issue ______ Warrants to the Purchaser.
2.2 Execution and Delivery of Documents; The Closings.

(a) The Closing of the purchase and sale of the Debentures and Warrants (the “Closing”) shall take place after the execution and delivery of this Agreement and within three (3) Business Days following the receipt of aggregate gross proceeds of $1,000,000 in payment for the Debentures and Warrants (the “Initial Closing Date”); provided, however, that after the

Initial Closing Date, the Company may conduct one or more subsequent closing dates (each such date, including the Initial Closing Date, being a “Closing Date”). On the Closing Date(s):

(i) the Company shall execute and deliver (A) original and duly executed Debenture registered in the name of the Purchaser and/or its assigns in the amount set forth in Schedule 1 and (B) an original and duly executed Warrant registered in the name of the Purchaser and/or its assigns;

(ii) the Company and the Purchaser shall execute and deliver to each other an executed Registration Rights Agreement;

(iii) the Company shall deliver to the Purchaser the legal opinion of counsel to the Company substantially in the form of Exhibit G annexed hereto, addressed to Strasbourger and the Purchaser;

(iv) the Company shall execute and deliver to the Purchaser (A) a certificate of its Chief Executive Officer, in the form of Exhibit H annexed hereto, certifying that attached thereto is a copy of resolutions duly adopted by the Board of Directors of the Company authorizing the Company to execute and deliver the Transaction Documents and to enter into the transactions contemplated thereby; and (B) a certificate of the Company’s Chief Executive Officer, dated the Closing Date, in the form of Exhibit I annexed hereto, certifying that the representations and warranties of the Company contained in Article III hereof are true and correct in all material respects on the Closing Date (except for representations and warranties that speak of a specific date, which representations and warrants shall be true, correct and complete in all material respects as of such date);

(v) the Agent shall execute and deliver to the Company an executed Subordination Agreement and Security Agreement; and

(vi) all other documents, instruments and writings required to have been delivered by the Company at or prior to the Closing pursuant to this Agreement.

(b)  The Purchaser shall deliver to the Escrow Agent the Purchase Price by wire transfer of immediately available funds upon execution of this Agreement.

(c) Proceeds received in payment for the Debentures and Warrants shall be held in escrow by the Escrow Agent pending the Closing(s), and disbursed upon the Closing(s) in accordance with the Escrow Agreement between the Company, the Escrow Agent and Strasbourger.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1 Representations, Warranties and Agreements of the Company. The Company hereby makes the following representations and warranties to the Purchaser, all of which shall survive the Closing;

(a) Organization and Qualification. The Company is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Indiana, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no subsidiaries other than as set forth on Schedule 3.1(a) attached hereto (collectively, the “Subsidiaries”). Each of the Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the full corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have a material adverse effect on the results of operations, assets, prospects, or financial condition of the Company and the Subsidiaries, taken as a whole (a “Material Adverse Effect”).

(b) Authorization, Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated hereby and by each other Transaction Document and to otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents to which it is a party by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company. Each of this Agreement and each of the other Transaction Documents to which it is a party has been or will be duly executed by the Company and when delivered in accordance with the terms hereof or thereof will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(c) Capitalization. The authorized, issued and outstanding capital stock of the Company is set forth on Schedule 3.1(c). No shares of Common Stock are entitled to preemptive or similar rights, nor is any holder of the Common Stock entitled to preemptive or similar rights arising out of any agreement or understanding with the Company by virtue of this Agreement. Except as described in this Agreement, or disclosed in Schedule 3.1(c), there are no outstanding options, voting agreements or merger agreements, arrangements, warrants, script, rights to subscribe to, registration rights, calls or commitments of any character whatsoever relating to, or, except as a result of the purchase and sale of the Debenture hereunder, securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire, any shares of Common Stock or other securities, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or other securities, or securities or rights convertible or exchangeable into shares of Common Stock or other securities. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective Certificate of Incorporation, bylaws or other charter documents.

(d) Issuance of Securities. The Debenture and the Warrant have been duly and validly authorized for issuance, offer and sale pursuant to this Agreement and, the Underlying Shares and Warrant Shares when issued and delivered as provided hereunder or in the Debenture and Warrant against payment in accordance with the terms hereof, shall be valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms. The Company has and at all times while the Debenture and the Warrant are outstanding will continue to maintain an adequate reserve of shares of Common Stock to enable it to perform its obligations under this Agreement, the Warrant and the Debenture except as otherwise permitted in this Agreement, the Warrant or the Debenture. When issued in accordance with the terms hereof, the Securities will be duly authorized, validly issued, fully paid and non-assessable. Except as set forth in Schedule 3.1(d) or Schedule 3.1(c) hereto, there is no equity, equity equivalent security, debt or equity lines of credit outstanding that is substantially similar to the Debenture, including any security having a floating conversion rate; provided, however, that, except, as otherwise provided herein, nothing contained in this Section 3.1(d) shall be deemed to permit the Company to issue any convertible security or instrument or equity line of credit.

(e) No Conflicts. The execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of its Certificate of Incorporation or bylaws (each as amended through the date hereof) or (ii) be subject to obtaining any of the consents referred to in Section 3.1(f), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or its Subsidiaries is subject (including, but not limited to, those of other countries and the federal and state securities laws and regulations), or by which any property or asset of the Company or its Subsidiaries is bound or affected, except in the case of clause (ii), such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Company and its Subsidiaries is not being conducted in violation of its respective certificate of incorporation or bylaws or in any material respect of any law, ordinance or regulation of any governmental authority.

(f) Consents and Approvals. Other than the approval of its board of directors, which has been obtained, and its stockholders, if required, which has also been obtained, and except as specifically set forth in Schedule 3.1(f), neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other

Person in connection with the execution, delivery and performance by the Company of this Agreement and each of the other Transaction Documents (together with the consents, waivers, authorizations, orders, notices and filings referred to in Schedule 3.1(f), the “Required Approvals”).

(g) Litigation; Proceedings. Except as specifically disclosed in Schedule 3.1(g), there is no action, suit, notice of violation, proceeding or investigation pending or, to the best knowledge of the Company, threatened against the Company or any of its Subsidiaries or any of their respective properties before or by any court, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) which (i) relates to or challenges the legality, validity or enforceability of any of the Transaction Documents, the Debenture, the Warrant, the Underlying Shares or the Warrant Shares (ii) could, individually or in the aggregate, have a Material Adverse Effect or (iii) could, individually or in the aggregate, materially impair the ability of the Company or any of its Subsidiaries to perform fully on a timely basis its obligations under the Transaction Documents.

(h) No Default or Violation. Except as set forth in Schedule 3.1(h) hereto, neither the Company nor any Subsidiary (i) is in default under or in vio-lation of any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, except such defaults or violations as do not have a Material Adverse Effect, (ii) is in violation of any order of any court, arbitrator or governmental body, except for such violations as do not have a Material Adverse Effect, or (iii) is in violation of any statute, rule or regulation of any governmental authority which could (individually or in the aggregate) (x) adversely affect the legality, validity or enforceability of this Agreement, (y) have a Material Adverse Effect or (z) adversely impair the Company’s ability or obligation to perform fully on a timely basis its obligations under this Agreement.

(i) Certain Fees. No fees or commission will be payable by the Company to any investment banker, broker, placement agent or bank with respect to the consummation of the transactions contemplated hereby, except for the fees payable to Strasbourger.

(j) Disclosure Documents. The Disclosure Documents taken as a whole are accurate in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(k) Manner of Offering. Assuming the Purchaser’s representations and warranties contained in Section 3.2 are true and correct, the Securities are being offered and sold to the Purchaser without registration under the Securities Act in a private placement that is exempt from registration pursuant Section 4(2) of the Securities Act to Rule 506 of Regulation D.

(l) Non-Registered Offering. Neither the Company nor any Person acting on its behalf has taken or will take any action (including, without limitation, any offering of any securities of the Company under circumstances which would require the integration of such offering with the offering of the Securities under the Securities Act) which might subject the offering, issuance or sale of the Securities to the registration requirements of Section 5 of the Securities Act.

(m) No Undisclosed Liabilities. Except for the transactions contemplated in this Agreement, there are no material liabilities of the Company or any Subsidiary, whether absolute, accrued, contingent or otherwise.

(n)  Absence of Material Adverse Change. Since the date of this Agreement, there have been no events, changes or occurrences which have had or are reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on the Company or the market or value of the Company’s Common Stock.

The Purchaser acknowledges and agrees that the Company makes no representation or warranty with respect to itself or the transactions contemplated hereby other than those specifically set forth in Section 3.1 hereof.

3.2 Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company as follows:

(a) Organization; Authority. The Purchaser has the requisite power and authority to enter into and to consummate the transactions contemplated hereby and by the other Transaction Documents and to otherwise carry out his obligations hereunder and thereunder. The execution and delivery of this Agreement and the acquisition of the Debenture and the Warrant by the Purchaser (i) have been duly authorized by all necessary action on the part of the Purchaser, and (ii) in cases where Purchaser is not an individual, such execution, delivery and acquisition will not violate the provisions of the organizational documents of Purchaser or any agreement, obligation, law, rule, regulation or order to which Purchaser is a party or by which it is bound. If Purchaser is an individual, the Purchaser represents that he is at least twenty-one (21) years of age and has the legal capacity to enter into this Agreement, the address set forth Schedule 1 is Purchaser’s true and correct principal residence, and Purchaser has no present intention of relocating such principal residence to any other state or jurisdiction. This Agreement has been duly executed and delivered by the Purchaser and constitutes the valid and legally binding obligation of the Purchaser, enforceable against him in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to, or affecting generally the enforcement of, creditors rights and remedies or by other general principles of equity.

(b) Investment Intent. The Purchaser is acquiring the Debenture and the Warrant to be purchased by it hereunder, and will acquire the Underlying Shares and the Warrant Shares relating to such Debenture and the Warrant, for its own account for investment purposes only and not with a view to or for distributing or reselling such Debenture, Underlying Shares, Warrant or Warrant Shares or any part thereof or interest therein, without prejudice, however, to the Purchaser’s right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Debenture, Underlying Shares, Warrant or Warrant Shares in compliance with applicable federal and state securities laws. The Purchaser is not purchasing the Securities with the funds of any other Person nor acting as an underwriter or a conduit for the sale of the Securities to the public or to others. The Purchaser is not a member of the NASD and for a period of 12 months prior to the date of this Agreement, has not been affiliated or associated with any company, firm, or other entity that is a member of the NASD.

(c) Purchaser Status. At the time the Purchaser was offered the Debenture to be acquired by it hereunder, it was, at the date hereof it is and at the Closing it will be an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act.

(d) Experience of Purchaser. The Purchaser, either alone or together with his representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of an investment in the Securities to be acquired by Purchaser hereunder, and has obtained, in his or her own judgment, sufficient information from the Company to evaluate such merits and risks. The Purchaser is knowledgeable about and experienced in investments in the equity securities of non-publicly traded companies.

(e) Ability of Purchaser to Bear Risk of Investment. The Purchaser understands that there is no assurance as to the viability or future performance of the Company. The Purchaser recognizes that an investment in the Securities is speculative and involves a high degree of risk including, but not limited to, the risk of economic losses from operations of the Company and the potential loss of investment. The Purchaser understands that no market for the Securities exists and none may develop in the future. The Purchaser is able to bear the economic risk of an investment in the Securities to be acquired by him or her hereunder and, at the present time, is able to afford a complete loss of such investment. The commitment of the Purchaser to investments which are not readily marketable or transferable is not disproportionate to the net worth of the Purchaser, and investment in the Securities will not cause such commitment to become excessive. The Purchaser has no need for liquidity with respect to the Securities.

(f) Prohibited Transactions. The Securities to be acquired by the Purchaser hereunder are not being acquired, directly or indirectly, with the assets of any “employee benefit plan,” within the meaning of Section 3(3) of the Employment Retirement Income Security Act of 1974, as amended.

(g) Access to Information. The Purchaser acknowledges receipt of the Disclosure Documents and further acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Company’s financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment in the Securities; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of the information contained in the Disclosure Documents. The Purchaser represents that all of his questions concerning the Company and the Securities have been answered to his full satisfaction.

(h) Reliance. The Purchaser understands and acknowledges that (i) the Securities being offered and sold to it hereunder are being offered and sold without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act under Section 4(2) and Rule 506 of Regulation D and (ii) the availability of such exemption depends in part on, and that the Company will rely upon the accuracy and truthfulness of, the foregoing representations and the Purchaser hereby consents to such reliance.

(i)  Investment Decision. Except for the Disclosure Documents, the Purchaser has not received or relied on any representation or warranty from the Company or any of its officers, directors, employees, agents, attorneys or other representatives (including, but not limited to, any representations or warranties from Strasbourger) in respect of Purchaser’s investment in the Securities, and has relied upon his own investigation in evaluating the risks and merits of making a decision to purchase the Securities. The Purchaser has had the opportunity to discuss the consequences of his investment decision with his legal and tax advisors. Without limiting the generality of the foregoing, and notwithstanding any other representation or warranty made by the Company, Purchaser acknowledges that the Company has made any representation or warranty with respect to any projections, estimates, or budgets of future revenues, expenses, or expenditures or future results of operations.

(j)  Transferability of Securities. Purchaser acknowledges that the transferability of the Securities is severely limited and that the Purchaser must continue to bear the economic risk of this investment for an indefinite period as these Securities have not been registered under the Securities Act, or any state securities law in reliance on an exemption therefrom for transactions not involving a public offering and, therefore, cannot be offered or sold without an effective registration statement for such Securities under the Securities Act, and applicable state securities laws or an opinion of counsel for the Corporation that registration is not required under the Securities Act, and applicable state securities laws.

The Company acknowledges and agrees that the Purchaser makes no representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

ARTICLE IV

OTHER AGREEMENTS OF THE PARTIES

4.1 Manner of Offering. The Securities are being issued pursuant to Section 4(2) and Rule 506 of Regulation D of the Securities Act.

4.2 Furnishing of Information. As long as the Purchaser owns any of the Securities, the Company will promptly furnish to the Purchaser financial information similar to that required to be reported in annual and quarterly reports comparable to those required by Section 13(a) or 15(d) of the Exchange Act (the “Non-Public Filings”).

4.3 Notice of Certain Events. The Company shall, on a continuing basis, as long as the Purchaser owns any of the Securities, (i) advise the Purchaser promptly after obtaining knowledge of, and, if requested by the Purchaser, confirm such advice in writing, of (A) the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of the Securities, for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority, or (B) any event that makes any statement of a material fact made by the Company in Section 3.1 or in the Disclosure Documents untrue or that requires the making of any additions to or changes in Section 3.1 or in the Disclosure Documents in order to make the statements therein, in each case at the time such Disclosure Documents were delivered to the Purchaser and in the light of the circumstances under which they were made, not misleading, (ii) use its commercially reasonable best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption from qualification of the Securities under any state securities or Blue Sky laws, and (iii) if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Securities under any such laws, use its commercially reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

4.4 Copies and Use of Disclosure Documents and Non-Public Filings. The Company shall furnish the Purchaser, without charge, as many copies of the Disclosure Documents and the Non-Public Filings and any amendments or supplements thereto as the Purchaser may reasonably request.

4.5 Blue Sky Laws. The Company shall cooperate with the Purchaser in connection with the exemption from registration of the Securities under the securities or Blue Sky laws of such jurisdictions as the Purchaser may request; provided, however, that neither the Company nor its Subsidiaries shall be required in connection therewith to (a) qualify as a foreign corporation where they are not now so qualified, or (b) submit to taxation or general service of process in such jurisdiction. The Company agrees that it will execute all necessary documents and pay all necessary state filing or notice fees to enable the Company to sell the Securities to the Purchaser.

4.6 Integration. The Company shall not and shall use its best efforts to ensure that no Affiliate shall sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchaser.

4.7 Furnishing of Rule 144(c) Materials. The Company shall, for so long as any of the Securities remain outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, make available to any registered holder of the Securities in connection with any sale thereof and any prospective purchaser of such Securities from such Person, such information in accordance with Rule 144(c)(2) promulgated under the Securities Act as is required to sell the Securities under Rule 144 promulgated under the Securities Act.

4.8 Solicitation Materials. The Company shall not (i) distribute any offering materials in connection with the offering and sale of the Debenture, Warrant, Warrant Shares or the Underlying Shares other than the Disclosure Documents and any amendments and supplements thereto prepared in compliance herewith or (ii) solicit any offer to buy or sell the Debenture, Warrant, Warrant Shares or the Underlying Shares by means of any form of general solicitation or advertising.

4.9 Subsequent Financial Statements. If not otherwise publicly available, upon the written request of Purchaser, the Company shall promptly furnish to the Purchaser a copy of all financial statements for any period subsequent to the period covered by the financial statements included in the Disclosure Documents until the full conversion of the Debenture and exercise of the Warrant.

4.10 Prohibition on Certain Actions. Until the earlier of (a) the full redemption, payment or conversion of the Debenture and the full exercise of the Warrant and (b) the Maturity Date of the Debenture, the Company shall not and shall cause the Subsidiaries not to, without the prior written consent of the Purchaser, (i) amend its certificate or articles of incorporation, by-laws or other charter documents so as to adversely affect any rights of the Purchaser; (ii) split, combine or reclassify its outstanding capital stock; (iii) declare, authorize, set aside or pay any dividend or other distribution with respect to the Common Stock; (iv) redeem, repurchase or offer to repurchase or other-wise acquire shares of its Common Stock; or (v) enter into any agreement with respect to any of the foregoing.

4.11 Listing of Common Stock. If the Common Stock shall become listed on the OTCBB or on another exchange, the Company shall (a) use its commercially reasonable best efforts to maintain the listing of its Common Stock on the OTCBB or such other exchange on which the Common Stock is then listed until expiration of each of the periods during which the Debenture may be converted or the Warrant may be exercised and (b) shall provide to the Purchaser evidence of such listing.

4.12  Conversion and Exercise Procedures. The Debenture sets forth the procedures, including the form of Notice of Conversion to be provided upon conversion and such other information and instructions as may be reasonable necessary to enable the Holder or its permitted transferee(s) to exercise the right of conversion smoothly and expeditiously. The Warrant sets forth the procedures, including the form of Notice of Exercise to be provided upon exercise and such other information and instructions as the case may be reasonably necessary to enable the Holder or its permitted transferee(s) to exercise the right of exercise smoothly and expeditiously.

4.13 Indemnification.

(a) Indemnification

(i) The Company shall, notwithstanding termination of this Agreement, indemnify and hold harmless the Purchaser and its officers, directors, agents, employees and affiliates, each Person who controls the Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (each such Person, a “Control Person”) and the officers, directors, agents, employees and affiliates of each such Control Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of, or relating to, a breach or breaches of any representation, warranty, covenant or agreement by the Company under this Agreement or any other Transaction Document.

(ii) The Purchaser shall, notwithstanding termination of this Agreement, indemnify and hold harmless the Company, its officers, directors, agents and employees, each Control Person of the Company and the officers, directors, agents and employees of each Control Person, to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, arising out of, or relating to, a breach or breaches of any representation, warranty, covenant or agreement by the Purchaser under this Agreement or any other Transaction Documents; provided, however, that such Losses shall for this Section 4.13(a)(ii) be limited to the Purchase Price.

(b) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in, but not control, the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impeded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of the claim against the Indemnified Party but will retain the right to control the overall Proceedings out of which the claim arose and such counsel employed by the Indemnified Party shall be reasonably acceptable to the Indemnifying Party and shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding, provided, however, the Indemnifying Party may settle or compromise any asserted liability without the consent of the Indemnitee so long as such settlement or compromise releases the Indemnitee and does not include any admission or statement of fault against the Indemnitee.

All fees and expenses of the Indemnified Party to which the Indemnified Party is entitled hereunder (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party.

No right of indemnification under this Section 4.13 shall be available as to a particular Indemnified Party if there is a non-appealable final judicial determination that such Losses arise solely or substantially out of the negligence or bad faith of such Indemnified Party in performing the obligations of such Indemnified Party under this Agreement or a breach by such Indemnified Party of its obligations under this Agreement.

(c) Contribution. If a claim for indemnification under Section 4.13(a) is unavailable to an Indemnified Party or is insufficient to hold such Indemnified Party harmless for any Losses in respect of which this Section 4.13 would apply by its terms (other than by reason of exceptions provided in this Section 4.13), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party on the one hand and the Indemnified Party on the other and the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether there was a judicial determination that such Losses arise in part out of the negligence or bad faith of the Indemnified Party in performing the obligations of such Indemnified Party under this Agreement or the Indemnified Party’s breach of its obligations under this Agreement. The amount paid or payable by a party as a result of any Losses shall be deemed to include any attorneys’ or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party.

(d) Non-Exclusivity. The indemnity and contribution agreements contained in this Section are in addition to any obligation or liability that the Indemnifying Parties may have to the Indemnified Parties.

4.14 Exclusivity. Until all of the Debentures have been converted into common stock or retired (the “Restriction Period”), the Company and its affiliates shall not issue or offer any security that is senior or superior to the Debentures, except for the refinancing of the Company’s $3.0 million Credit Facility with MFB Financial, as to payment, liquidation, dividend or collateral, without prior written consent of the Agent. The Company shall not engage in any debt or equity financing during the Restriction Period except as specifically set forth above. The Company may request that the restrictions in this Section be waived.

4.15 No Violation of Applicable Law. Notwithstanding any provision of this Agreement to the contrary, if the redemption of the Debenture, the Warrant, the Warrant Shares or the Underlying Shares otherwise required under this Agreement, the Warrant or the Debenture would be prohibited by the relevant provisions of Indiana law, such redemption shall be effected as soon as it is permitted under such law.

4.16 Redemption Restrictions. Notwithstanding any provision of this Agreement to the contrary, if any redemption of the Debenture, the Warrant, the Warrant Shares or the Underlying Shares otherwise required under this Agreement or the Debenture would be prohibited in the absence of consent from any lender to the Company, or by the holders of any class of securities of the Company or any of the Subsidiaries, the Company shall use its best efforts to obtain such consent as promptly as practicable after any such redemption is required. Nothing contained in this Section 4.16 shall be construed as a waiver by the Purchaser of any rights it may have by virtue of any breach of any representation or warranty of the Company herein as to the absence of any requirement to obtain any such consent.

4.17 Merger or Consolidation. Until the earlier of (a) the full redemption, payment or conversion of the Debenture and the full exercise of the Warrant or (b) the Maturity Date of the Debenture (as that term is defined in the Debenture), the Company and each Subsidiary will not, in a single transaction or a series of related transactions, (i) consolidate with or merge with or into any other Person, (ii) permit any other Person to consolidate with or merge into it, or (iii) undergo a Change of Control unless (w) either (A) the Company shall be the survivor of such merger or consolidation or (B) the surviving Person shall expressly assume by supplemental agreement all of the obligations of the Company under the Debenture, the Warrant, this Agreement and the other Transaction Documents; (x) immediately before and immediately after giving effect to such transactions (including any indebtedness incurred or anticipated to be incurred in connection with the transactions), no Event of Default shall have occurred and be continuing; (y) if the Company is not the surviving entity, such surviving entity’s common shares will be listed on either The New York Stock Exchange, American Stock Exchange, Nasdaq National Market or Nasdaq SmallCap Market, or the OTCBB on or prior to the closing of such transaction(s) and (z) the Company shall have delivered to the Purchaser an officer’s certificate and opinion of counsel, each stating that such consolidation, merger or transfer complies with this Agreement, that the agreements relating to such transaction(s) provide that the surviving Person agrees to be bound by this Agreement and that all conditions precedent in this Agreement relating to such transaction(s) have been satisfied.

4.18 Liquidated Damages. The Company understands and agrees that a material breach by the Company of any Section of this Agreement or an Event of Default as contained in this Agreement or any other Transaction Document will result in substantial economic loss to the Commander, which loss will be extremely difficult to calculate with precision. Therefore, if, for any reason the Company commits such a material breach or fails to cure any Event of Default, as compensation and liquidated damages for such breach or default, and not as a penalty, the Company aggress to pay the Purchaser an amount equal to 150% of the outstanding principal amount of any Debentures then held by the Purchaser and the Purchaser, upon receipt of such payment, shall return any unconverted Debenture and unexercised Warrant to the Company.

4.19  Company’s Right of Redemption. In addition to any right of the Company to redeem any unconverted amount of the Debenture, the Company shall have any redemption right set forth in the Debenture.

4.20  Reservation of Common Stock. The Company shall take all action reasonably necessary to at all times have authorized, and reserved for the purpose of issuance, that number of shares of common Stock equal to the number of shares of Common Stock into which the

Debentures are from time to time convertible and the Warrant are from time to time exercisable unless a change is agreed to in writing by the Purchaser and the Company. If at any time the Company does not have available such shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Debentures of the Company and the exercise of all of the Warrants shall call and hold a special meeting of the shareholders within sixty (60) days of such occurrence, for the sole purpose of increasing the number of shares authorized. The Company’s management shall recommend to the shareholders to vote in favor of increasing the number of shares of Common Stock authorized. Management shall also vote all of its shares in favor of increasing the number of authorized shares of Common Stock.

ARTICLE V

EVENTS OF DEFAULT

5.1 “Event of Default”, wherever used herein, means the occurrence of any one of the following events:

(a) the Company shall fail to observe or perform any material covenant, agreement or warranty contained in this Agreement and such failure shall not have been remedied within ten (10) Business Days after the date on which written notice of such failure shall have been given by Purchaser;

(b) the occurrence of any material breach or event of default by the Company under the Purchase Agreement or any other Transaction Document (as defined in the Purchase Agreement) and such failure or breach shall not have been remedied within the applicable cure period provided for therein, if any;

(c) the Company or any of its subsidiaries shall commence a voluntary case under the United States Bankruptcy Code as now or hereafter in effect or any successor thereto (the “Bankruptcy Code”); or an involuntary case is commenced against the Company under the Bankruptcy Code and the Company fails to pursue dismissal of the case within sixty (60) days after commencement of the case; or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or there is commenced against the Company any such proceeding and the Company fails to pursue dismissal of the case within sixty (60) days after commencement of the case; or the Company suffers any appointment of any custodian or the like for it or any substantial part of its property and the Company fails to pursue dismissal of the custodian within sixty (60) days after the appointment; or the Company makes a general assignment for the benefit of creditors; or any corporate or other action is taken by the Company for the purpose of effecting any of the foregoing.

5.2 Remedies. Notwithstanding anything else contained herein to the contrary, if an Event of Default has occurred pursuant to Section 5.1, the defaulting party shall be deemed in default hereof and the non-defaulting party shall be entitled to pursue all available rights without further notice. The defaulting party shall pay all attorney’s fees and costs incurred in enforcing this Agreement and the other Transaction Documents. In addition, all unpaid amounts shall accrue interest at a rate of 15% per annum.

ARTICLE VI

LEGAL FEES AND DEFAULT INTEREST RATE

In the event any party hereto commences legal action to enforce its rights under this Agreement or any other Transaction Document, the non-prevailing party shall pay all reasonable costs and expenses (including but not limited to reasonable attorney’s fees, accountant’s fees, appraiser’s fees and investigative fees) incurred in enforcing such rights. In the event of an Event of Default by any party hereunder, interest shall accrue on all unpaid amounts due the aggrieved party at the rate of 15% per annum, compounded annually.

ARTICLE VII

THE AGENT

7.1 Appointment of Agent. In order to expedite the transactions contemplated by this Agreement and the other Transaction Documents, Strasbourger is hereby appointed to act as Agent on behalf of the Purchasers. The Purchaser hereby irrevocably authorizes the Agent to take such actions on behalf of the Purchaser and to exercise such powers as are specifically delegated to the Agent by the terms and provisions hereof or of any other Transaction Document, together with such actions and powers as are reasonably incidental thereto. The Agent is hereby expressly authorized by the Purchaser, without hereby limiting any implied authority, (a) to execute the Security Agreement and Subordination Agreement on behalf of the Purchaser, enforce Purchaser’s rights under the Security Agreement and the Subordination Agreement and receive on behalf of the Purchaser all proceeds and payments due to the Purchaser thereunder, and promptly to distribute to the Purchaser its proper share of all monies so received; (b) to give notice on behalf of the Purchaser to the Company of any Event of Default specified in this Agreement and the Debenture of which the Agent has actual knowledge acquired in connection with its agency hereunder; (c) to act on behalf of the Purchasers as specified in this Agreement, the Debenture and the Warrant; and (d) to distribute to the Purchaser copies of all notices and other materials delivered by the Company pursuant to this Agreement as received by the Agent.

The Agent shall act in the best interests of the Purchasers, as a whole. Neither the Agent nor any of its directors, officers, employees or agents shall be liable as such for any action taken or omitted by any of them except for its or his own gross negligence or willful misconduct, or be responsible for any statement, warranty or representation herein or the contents of any document delivered in connection herewith, or be required to ascertain or to make any inquiry concerning the performance or observance by the Purchaser of any of the terms, conditions, covenants or agreements contained in this Agreement or any other Transaction Document. The Agent shall not be responsible to the Purchaser for the due execution, genuineness, validity, enforceability or effectiveness of this Agreement, any other Transaction Document or other instruments or agreements. The Agent shall in all cases be fully protected in acting, or refraining from acting and, except as otherwise specifically provided herein, such instructions and any action or inaction pursuant thereto shall be binding on all the Purchasers. Neither the Agent nor any of its directors, officers, employees or agents shall have any responsibility to the Purchaser on account of the failure of or delay in performance or breach by the Purchaser of any of its obligations hereunder or to any Purchaser on account of the failure of or delay in performance or breach by any other Purchaser or the Company of any of their respective obligations hereunder or in connection herewith. The Agent may execute any and all duties hereunder by or through agents or employees and shall be entitled to rely upon the advice of legal counsel selected by it with respect to all matters arising hereunder or under any other Transaction Document and shall not be liable for any action taken or suffered in good faith by it in accordance with the advice of such counsel.

The Purchaser hereby acknowledge that the Agent shall be under no duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement or any other Transaction Document.

The Purchaser acknowledges that it has, independently and without reliance upon the Agent or any other Purchaser and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. The Purchaser also acknowledges that it will, independently and without reliance upon the Agent or any other Purchaser and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement or any related agreement or any document furnished hereunder or thereunder.

7.2 Notices. The Agent shall transmit promptly to each Purchaser each notice received by it from the Company that the Company is not required to furnish to the Purchasers and each of the Purchasers shall transmit promptly to the Agent each notice received by it from the Company that is not otherwise required to be delivered to the Agent by the terms hereof. The Agent shall be under no obligation toward any Purchaser to ascertain or inquire as to the performance or observance of any of the terms, covenants or conditions hereof to be performed or observed by the Company, but the Agent and each Purchaser shall promptly notify one another of any Event of Default of which it has actual notice.

Each Purchaser expressly authorizes the Agent to collect all sums due such Purchaser under the Transaction Documents. The Agent shall promptly disburse to the Purchasers available funds received by it for the benefit of the Purchasers.

7.3 Exculpation. In exercising its duties and powers under the Transaction Documents, the Agent shall exercise the same care that it would exercise in dealing with loans for its own account, but neither the Agent nor any of its directors, officers, employees or attorneys shall be responsible for the truth or accuracy of any representations or warranties given or made herein or for the validity, effectiveness, sufficiency or enforceability of this Agreement, or any other Transaction Documents, and the Agent or any of its directors, officers, employees or attorneys shall not be liable to any of the Purchasers for any action taken or omitted to be taken by it or any of them under the Transaction Documents, except in the case of its or their willful misconduct or gross negligence. The Purchaser represents and warrants to the Agent that it has made its own independent judgment with respect to entering into this Agreement and the other Transaction Documents and undertaking its obligations hereunder and thereunder. The Purchaser also acknowledges that it will, independently and without reliance upon the Agent or any other Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the Transaction Documents. The powers conferred by this Agreement on the Agent hereunder are solely to protect the Purchasers’ interest in the Collateral (as defined in the Security Agreement) and shall not impose any duty upon the Agent to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for monies actually received by it under the Transaction Documents, the Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to the Collateral. Neither the Agent nor any of its directors, officers, employees (excluding any independent contractors employed by the Agent) or attorneys shall have any responsibility (1) to the Company on account of the failure or delay in performance or breach of any Purchaser of any of its obligations under the Transaction Documents, or (2) to any Purchaser on account of the failure of or delay in performance or breach by any other Lender or the Debtors of any of their obligations under the Transaction Documents.

7.4 Reliance. The Agent, as Agent hereunder:

(1) shall be entitled to rely on any communication, instrument or document believed by it to be genuine or correct and to have been signed or sent by a person or persons believed by it to be the proper person or persons;

(2) shall be entitled to consult with legal counsel, independent public accountants and other professional advisers and experts selected by it, and shall not be liable for any action taken or omitted to be taken in good faith by Agent in accordance with the advice of such counsel, accountants or experts;

(3) makes no warranty or representation to any Purchaser and shall not be responsible to any Purchaser for any statements, warranties or representations made in or in connection with the Transaction Documents;

(4) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of the Transaction Documents on the part of the Company or to inspect the property (including the books and records) of the Company,

(5) shall not be responsible to any Purchaser for the due execution, legality, validity, enforceability, genuineness, sufficiency or venue of this Agreement or any other instrument or document furnished pursuant hereto; and

(6) shall incur no liability under or in respect of the Transaction Documents by acting upon notice, consent, certificate or other instrument or writing (which may be by telegram, telecopier, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

7.5 Expenses and Indemnification. Each Purchaser agrees:

(1) to reimburse the Agent, as agent hereunder, on demand, pro rata in accordance with its Debenture Percentage (as defined in the Security Agreement), for all reasonable expenses incurred by the Agent in connection with the preparation, execution, operation and enforcement of, or legal advice in respect of rights or responsibilities under, this Agreement and any document delivered in connection herewith, to the extent that such expenses are not timely reimbursed or reimbursable by the Debtors, and

(2) to indemnify and hold harmless the Agent and any of its directors, officers or employees, on demand, pro rata in accordance with its Debenture Percentage, from and against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of the Transaction Documents or any action taken or omitted by the Agent under the Transaction Documents, to the extent that expenses and costs incurred by it in connection with such liability are not reimbursed by the Company, provided that no Purchaser shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent’s gross negligence or willful misconduct.

7.6 Other Purchasers. None of the Purchasers shall be deemed to be agent of any other Purchaser; none of such Purchasers or any of their respective directors, officers or employees shall have any responsibility to the Company on account of the failure or delay in performance or breach of any other Purchaser of any of its obligations under the Transaction Documents or to any other Purchaser on account of the failure of or delay in performance or breach by any other Purchaser or the Company of its obligations under the Transaction Documents.

7.7 Removal or Resignation of Agent. The Agent may resign at any time by giving written notice thereof to the Purchasers and the Company and shall not be removed and upon any such resignation the Required Purchasers shall have the right to appoint a successor Agent. "Required Purchasers" shall mean any Purchaser or Purchasers holding Debentures evidencing, in the aggregate, an amount equal to not less than 66% of the aggregate principal amount of all Debentures then outstanding. If no successor Agent shall have been so appointed by the Required Purchasers, and shall have accepted such appointment, within thirty (30) days after the retiring Agent's giving of notice of resignation or the Required Purchasers' removal of the retiring Agent, then the retiring Agent may, on behalf of the Purchasers, appoint a successor Agent. Upon the acceptance by a successor Agent of its appointment as Agent hereunder, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under the Transaction Documents. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

ARTICLE VIII

MISCELLANEOUS

8.1 Fees and Expenses. Except as set forth in this Agreement each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and similar taxes and duties levied in connection with the issuance of the Debenture and the Warrant (and, upon conversion or exercise thereof, the Underlying Shares and the Warrant Shares) pursuant hereto. The Purchaser shall be responsible for any taxes (other than income taxes) payable by the Purchaser that may arise as a result of the investment hereunder or the transactions contemplated by this Agreement or any other Transaction Document. Whether or not the transactions contemplated hereby and thereby are consummated or this Agreement is terminated. The Company shall pay (i) all costs, expenses, fees and all taxes incident to and in connection with: (A) the preparation, printing and distribution of any registration statement required hereunder and all amendments and supplements thereto (including, without limitation, financial statements and exhibits), and all preliminary and final Blue Sky memoranda and all other agreements, memoranda, correspondence and other documents prepared and delivered in connection herewith, (B) the issuance and delivery of the Securities, (C) the exemption from registration of the Securities for offer and sale to the Purchaser under the securities or Blue Sky laws of the applicable jurisdiction, (D) furnishing such copies of any registration statement required hereunder, the preliminary and final prospectuses and all amendments and supplements thereto, as may reasonably be requested for use in connection with resales of the Securities, and (E) all fees and expenses of counsel and accountants of the Company.

8.2 Entire Agreement; Amendments. This Agreement, together with all of the Exhibits and Schedules annexed hereto, and any other Transaction Document contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters. This Agreement shall be deemed to have been drafted and negotiated by both parties hereto and no presumptions as to interpretation, construction or enforceability shall be made by or against either party in such regard.

8.3 Notices. Any notice, request, demand, waiver, consent, approval, or other communication which is required or permitted to be given to any party hereunder shall be in writing and shall be deemed to have been duly given only if delivered to the party personally or sent to the party by facsimile upon electronic confirmation and receipt (promptly followed by a hard-copy delivered in accordance with this Section 8.3) or three days after being mailed by registered or certified mail (return receipt requested), with postage and registration or if sent by nationally recognized overnight courier, one day after being mailed certification fees thereon prepaid, addressed to the party at its address set forth below:

If to the Company:	Magnetech Integrated Services Corp. 1125 South Walnut Street South Bend, Indiana 46679 Tel: (574) 234-8131 Fax: (574) 232-7648

With copies to:	Barnes & Thornburg, LLP 600 1st Source Bank Building 100 N. Michigan Street South Bend, IN 46601 Attn: Richard L. Mintz, Esq. Tel: (574) 233-1171 Fax: (574) 237-1125

If to the Purchaser:	See Schedule 1 attached hereto

If to Escrow Agent:	Wilmington Trust Company 1100 North Market Street Wilmington, DE 19890 Tel: (302) 636-6449 Fax: (302) 636-4145

or such other address as may be designated hereafter by notice given pursuant to the terms of this Section 7.3.

8.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and the Holders of a 2/3 of the principal balance of the Debentures then outstanding, or, in the case of a waiver, by the party against whom enforce-ment of any such waiver is sought. No waiver of any default with respect to any provision, condition or require-ment of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

8.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

8.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. This Agreement and any of the rights, interests or obligations hereunder may be assigned by the Purchaser to an accredited investor without the consent of the Company as long as such assignee agrees to be bound by this Agreement. This Agreement and any of the rights, interests or obligations hereunder may not be assigned by the Company without the prior written consent of the Purchaser.

8.7 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

8.8 Governing Law; Venue; Service of Process. The parties hereto acknowledge that the transactions contemplated by this Agreement and the exhibits hereto bear a reasonable relation to the State of New York. The parties hereto agree that the internal laws of the State of New York shall govern this Agreement and the exhibits hereto, including, but not limited to, all issues related to usury. Any action to enforce the terms of this Agreement or any of its exhibits shall be brought exclusively in the state and/or federal courts situated in the County and State of New York. Service of process in any action to enforce the terms of this Agreement may be made by serving a copy of the summons and complaint, in addition to any other relevant documents, by commercial overnight courier to the other party at its principal address set forth in this Agreement.

8.9 Survival. The agreements and covenants of the parties contained in Article IV and this Article VII shall survive the Closing (or any earlier termination of this Agreement).

8.10 Counterpart Signatures. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

8.11 Publicity. The Company and the Purchaser shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, unless counsel for the disclosing party deems such public statement to be required by applicable federal and/or state securities laws. Except as otherwise required by applicable law or regulation, the Company will not disclose to any third party (excluding its legal counsel, accountants, and representatives) the name of the Purchaser.

8.12 Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first indicated above.

Company:

MAGNETECH INTEGRATED SERVICES CORP.

By:	/s/ John A. Martell
Name: John A. Martell
Title: Chief Executive Officer

Agent:

STRASBOURGER PEARSON TULCIN WOLFF, INC.

By:
Name:
Title:

(As to Article VII only)

Purchaser:

	By:	/s/ Michael J. Schumacher
	Name:	Michael J. Schumacher
	Title:	President

Schedule 1

Purchaser

MAGNETECH INTEGRATED SERVICES CORP.
Private Placement of Subordinated Secured Convertible Debentures

Purchaser	Closing Date	Principal Amount of Debentures	Warrants

David L. Cohen	3/4/2005	$100,000.00	105,729
Michael Poujol & Angela Poujol JTWROS	3/4/2005	$250,000.00	264,323
Gregg M. Gaylord & Linda S. Covillon Gaylord LV TR 1/18/99	3/4/2005	$50,000.00	52,865
Pershing as Cust., IRA FBO Thomas D'Avanzo	3/4/2005	$50,000.00	52,865
Dr. Frank Lake, III	3/4/2005	$30,000.00	31,719
Dr. Leo Mazzocchi & Nancy T. Mazzocchi JTWROS	3/4/2005	$25,000.00	26,432
William Sybesma & Martina Jane Sybesma JTWROS	3/4/2005	$75,000.00	79,297
Gary M. Glasscock	3/4/2005	$100,000.00	105,729
Dr. Domenic Strazzulla	3/4/2005	$50,000.00	52,865
RS & VS Ltd., SJDE LLC Gen. Partner	3/4/2005	$25,000.00	26,432
Stephen T. Skoly, Jr.	3/4/2005	$50,000.00	52,865
Thomas J. Keeney	3/4/2005	$25,000.00	26,432
Paul Quattrocchi & Danielle Quattrocchi JTWROS	3/4/2005	$25,000.00	26,432
Dr. Barry G. Landry	3/4/2005	$50,000.00	52,865
Robert L. Thompson MD TR ISERP Profit Sharing Plan FBO Robert L. Thompson MD	3/4/2005	$25,000.00	26,432
Dr. Michael O. Bernstein	3/4/2005	$50,000.00	52,865
Steven A. Lamb	3/4/2005	$50,000.00	52,865
Norman Dudey TR The Norman Dudey Trust U A Dated 6/10/1991 FBO Norman Dudey	3/4/2005	$50,000.00	52,865
Frank R. Cserpes Jr. & Sharon M. Cserpes TRS Frank R. Cserpes Jr. Trust DTD 4/12/02 AMD DTD 1/22/03	3/4/2005	$50,000.00	52,865
Edward Lagomarsino	3/4/2005	$250,000.00	264,323
Pershing as Cust., SEP FBO Rodney Schorlemmer	3/4/2005	$50,000.00	52,865
Mollie Ann Peters	3/4/2005	$20,000.00	21,146
Paul V. Nugent Jr. & Jeanne Mentus Nugent JTWROS	3/4/2005	$25,000.00	26,432
Albert Jim Barboni	3/4/2005	$30,000.00	31,719
StarInvest Group, Inc.	3/4/2005	$400,000.00	422,917
SwissFinanz Partner AG	3/4/2005	$130,000.00	137,448
Marcel Riedel	3/4/2005	$20,000.00	21,146
Alfred Schneider	3/4/2005	$20,000.00	21,146
Maya Salzmann	3/4/2005	$50,000.00	52,865
Daniel Stahl	3/4/2005	$80,000.00	84,583
Elizabeth Kuhn	3/4/2005	$50,000.00	52,865
Paul Remensberger	3/4/2005	$20,000.00	21,146
Heinz Wattenhofer	3/4/2005	$25,000.00	26,432
Rolph R. Berg-Jaquet	3/4/2005	$10,000.00	10,573
Marie Luise Fuchs	3/4/2005	$10,000.00	10,573
Josefine Hausammann	3/4/2005	$10,000.00	10,573
Hans Hausammann	3/4/2005	$15,000.00	15,859
Roger Buerki	3/4/2005	$10,000.00	10,573
Hans Nef-Maag	3/4/2005	$60,000.00	63,437
James Ladner	3/4/2005	$50,000.00	52,865
Max Gertsch	3/4/2005	$15,000.00	15,859
Roland Bertschy	3/4/2005	$5,000.00	5,286
Christian Baumberger	3/4/2005	$10,000.00	10,573
Fred Kin	3/4/2005	$20,000.00	21,146
Robert C. Ingram, III	3/8/2005	$50,000.00	52,865
Kilmare Worldwide Inc.	3/8/2005	$25,000.00	26,432
StarInvest Group, Inc.	3/8/2005	$400,000.00	422,916
Joseph Quattrocchi	3/8/2005	$25,000.00	26,432
Nasrollah Jahdi	4/15/2005	$25,000.00	26,432
Highgate House Funds, Ltd.	4/15/2005	$500,000.00	528,645
Pershing LLC as Custodian, IRA fbo Richard J. Mullin	5/9/2005	$100,000.00	105,729
SwissFinanz Partner AG	5/9/2005	$60,000.00	63,437
Daniel Stahl	5/9/2005	$50,000.00	52,865
Paul Remensberger	5/9/2005	$20,000.00	21,146
Hans Hausammann	5/9/2005	$20,000.00	21,146
Hans-Peter Knecht	5/9/2005	$20,000.00	21,146
Henry Fortier, III	5/9/2005	$25,000.00	26,432
Frederick P. Epstein	5/9/2005	$50,000.00	52,865
William Sybesma	5/9/2005	$75,000.00	79,297
Gary M. Glasscock	5/9/2005	$40,000.00	42,292
Joseph Gazzola & Josephine Gazzola JTWROS	5/9/2005	$25,000.00	26,432

TOTALS		$4,025,000.00	4,255,601

Schedule 3.1(a)

Subsidiaries

Magnetech Industrial Services, Inc.

Martell Electric LLC

HK Engine Components, LLC

HK Machined Parts, LLC, HK Weston Properties, LLC and HK Cast Products, LLC are subsidiaries of HK Engine Components, LLC

Schedule 3.1(c)

Capitalization and Registration Rights

As of the date hereof, the Company is authorized to issue 220,000,000 shares of capital stock, consisting of 200,000,000 shares of common stock without par value and 20,000,000 shares of preferred stock without par value. The Company has issued and outstanding 97,030,006 shares of common stock.

For its services as placement agent in the Bridge Financing and the Private Offering of common stock of the Company which began in May, 2004, the Company issued ten year warrants to purchase 4,500,000 shares of the common stock of the Company to Strasbourger.

Assuming full subscription of the Debentures, Strasbourger for its services as placement agent, will receive ten year warrants to purchase 6,182,992 shares of the common stock and 50,000 shares of the common stock.

The Company signed a Letter of Intent to acquire certain assets of Hatch & Kirk, Inc. and other related transactions for cash and 679,800 shares of common stock. In conjunction with this pending acquisition, the Company has agreed to issue up to 250,000 shares of its common stock as a finder’s fee.

Schedule 3.1(d)

Issuance of Securities

The Company has received a loan from MFB Financial (from here forward referred to as the “Bank”):

Three Million Dollar ($3,000,000) line of credit, as evidenced by a promissory note executed in favor of the bank dated November 1, 2004. The note is payable on demand and is secured by the assets of the Company. In addition, John & Bonnie Martell have guaranteed the loan. On April 29, 2005 the Company signed a commitment letter from the Bank to increase the line of credit to $5,500,000 under substantially the same terms and conditions of the existing loan. This new line of credit is in excess of the $3,000,000 line of credit referenced in the Debenture.

The Company has outstanding loan obligations to John A. Martell, evidenced by the following promissory notes:

Promissory Note, dated effective January 1, 2004, executed by the Company in favor of John A. Martell in the principal amount of $3,000,000. The balance of the outstanding loan obligation as of February 25, 2005 is $3,000,000. The original loan was made prior to January 1, 2004.

Promissory Note, dated effective April 1, 2004, as amended February 21, 2005 executed by the Company in favor of John A. Martell in the principal amount of $321,000. The note evidences the balance of the outstanding loan obligation due to Mr. Martell as of February 25, 2005.

Schedule 3.1(f)

Consents and Approvals

None

Schedule 3.1(g)

Litigation

None

Schedule 3.1 (h)

Defaults and Violations

The line of credit with the Bank requires that the Company maintains a maximum debt to tangible net worth ratio of 1:1. As of December 31, 2004, the ratio is 1.17:1. The Company received a waiver for the covenant violation from the Bank.

EXHIBIT A

MAGNETECH INTEGRATED SERVICES CORP.

SUBORDINATED SECURED CONVERTIBLE DEBENTURE

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS DEBENTURE NOR THE SECURITIES INTO WHICH THIS DEBENTURE ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.

THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. THE HOLDER OF THIS DEBENTURE WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS DEBENTURE OF THE RESALE RESTRICTIONS REFERRED TO IN THE FOREGOING SENTENCE.

$______________	_________, 2005

FOR VALUE RECEIVED, MAGNETECH INTEGRATED SERVICES CORP., an Indiana corporation ("Company"), with its principal office at 1125 South Walnut Street, South Bend, Indiana 46619, promises to pay to the order of ______________________________________________ ("Holder"), the principal amount of ________________________________________ Dollars ($_________) on February 28, 2007 (the “Maturity Date”), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public or private debts. Interest shall accrue daily and shall be payable on the unpaid balance of said principal amount from time to time outstanding at the rate of six percent (6%) per annum; provided, however, that for the period from and including the date of the occurrence of any Event of Default as set forth in Section 3, to but not including the date such Event of Default is cured or waived, the interest rate shall be increased to fifteen percent (15%) per annum.

This Debenture is issued pursuant to a subordinated convertible debenture purchase agreement between the Company and the Holder ("Purchase Agreement") and is secured by a second lien on certain collateral more specifically described in that certain Security Agreement entered into by the Company for the benefit of the Holder and Strasbourger Pearson Tulcin Wolff, Inc., as agent for holders (the “Agent”), among others ("Security Agreement"), both of which are available for inspection at the Company's principal office. Reference herein to the Purchase Agreement and the Security Agreement shall in no way impair the absolute and unconditional obligation of the Company to pay both principal and interest hereon as provided herein, subject to the subordination provided below.

1) Subordination. Notwithstanding anything herein to the contrary, the obligations of the Company created by this Debenture are subordinate in right of payment to any amounts owing by the Company pursuant to that certain Commercial Security Agreement dated November 1, 2004 by and between Magnetech Industrial Services Inc., a wholly owned subsidiary of the Company (“Industrial”), and MFB Financial creating a $3 million credit facility (the “Credit Facility”). So long as the Credit Facility is not in default and there is no condition, event or act which, with the giving of notice, passage of time or both, would constitute a default, the Company may make interest payments; provided however no principal payments may be made without the prior consent of the lender of the Credit Facility. The Company reserves the right to refinance the obligations under the Credit Facility with new lenders in amounts not to exceed the maximum amount permitted under the existing Credit Facility. The Debentures without further action on the part of the holders or the Company will be subordinate to such new credit facility.

2) Prepayment. Notwithstanding anything herein to the contrary, this Debenture may be prepaid or called by the Company at any time in whole, or in part, without penalty or premium, subject to the subordination in favor of the lender of the Credit Facility. Any notice to redeem ("Redemption Notice") must be given to all Registered Holders no less than thirty (30) days nor more than forty-five (45) days prior to the date set forth for redemption ("Redemption Date"). The Registered Holder shall receive all of the principal and accrued interest in cash unless the Registered Holder elects to receive all of such principal and accrued interest in the number of shares of Common Stock as is equal to the Conversion Formula (as defined below) by sending written notice of such election to the Company at the address set forth in Section 9.4 no less than ten (10) days prior to the Redemption Date. This Debenture shall be paid (and prepaid, if applicable) only pro rata with certain additional debentures of like tenor being issued contemporaneously herewith, subject to each Holder’s conversion rights. The date designated for repayment in the Redemption Notice shall be the “Prepayment Date”.

3) Events of Default.

i) Upon the occurrence of any of the following events (herein called "Events of Default"):

(1) The Company shall fail to pay the principal of or interest on this Debenture when due;

(2) An Event of Default shall occur under the Credit Facility giving effect to any applicable notice provisions or cure periods set forth in the documents;

(3) (A) The Company or any of its subsidiaries shall commence any proceeding or other action relating to it in bankruptcy or seek reorganization, arrangement, readjustment of its debts, receivership, dissolution, liquidation, winding-up, composition or any other relief under any bankruptcy law, or under any other insolvency, reorganization, liquidation, dissolution, arrangement, composition, readjustment of debt or any other similar act or law, of any jurisdiction, domestic or foreign, now or hereafter existing; or (B) the Company or any of its

2

subsidiaries shall admit the material allegations of any petition or pleading in connection with any such proceeding; or (C) the Company or any of its subsidiaries shall apply for, or consent or acquiesce to, the appointment of a receiver, conservator, trustee or similar officer for it or for all or a substantial part of its property; or (D) the Company or any of its subsidiaries shall make a general assignment for the benefit of creditors;

(4) (A) The commencement of any proceedings or the taking of any other action against the Company or any of its subsidiaries in bankruptcy or seeking reorganization, arrangement, readjustment of its debts, liquidation, dissolution, arrangement, composition, or any other relief under any bankruptcy law or any other similar act or law of any jurisdiction, domestic or foreign, now or hereafter existing and the continuance of any of such events for sixty (60) days undismissed, unbonded or undischarged; or (B) the appointment of a receiver, conservator, trustee or similar officer for the Company or any of its subsidiaries for any of its property and the continuance of any of such events for sixty (60) days undismissed, unbonded or undischarged;

3

(5) An "Event of Default" (as defined in the Security Agreement) shall have occurred under the Security Agreement, after giving effect to any applicable notice provisions and cure periods set forth in the Security Agreement;

(6) The Company or Industrial shall fail to perform any obligation of the Company contained in the Purchase Agreement if such failure continues for ten (10) consecutive days; provided, however, that if such failure is capable of being cured, such failure is not cured within ten (10) days after the Company's and/or Industrial’s receipt of written notice of same;

(7) The Company shall fail to comply with any of its obligations under this Debenture, other than payment if such failure continues for ten (10) consecutive days; provided, such failure is not remedied within thirty (30) days after the Company's receipt of written notice of same;

(8) The Company or any of its subsidiaries shall default with respect to any indebtedness for borrowed money (other than under this Debenture) in a principal amount in excess of $200,000 if either (a) the effect of such default is to allow the creditor to accelerate the maturity of such indebtedness (giving effect to any applicable grace periods) or (b) the holder of such indebtedness declares the Company or any of its subsidiaries to be in default (giving effect to any applicable grace periods);

(9) Any judgment or judgments against the Company or any of its subsidiaries or any attachment, levy or execution against any of its properties for any amount in excess of $50,000 in the aggregate shall remain unpaid, or shall not be released, discharged, dismissed, stayed or fully bonded for a period of forty-five (45) days or more after its entry, issue or levy, as the case may be;

(x) Any representation or warranty made by the Company or Industrial in the Purchase Agreement shall have been incorrect in any material way; or

4

(xi) The Company shall fail to comply with any of its obligations under the Registration Rights Agreement, dated the date hereof, between the Company and the Holder if such failure continues for ten (10) days, provided, however, that if such failure is capable of being cured, such failure is not cured within ten (10) days after Company’s receipt of written notice of same;

then, and in any such event, the Holder, at its option and without any written notice to the Company, may declare the entire principal amount of this Debenture then outstanding together with accrued unpaid interest thereon immediately due and payable, and the same shall forthwith become immediately due and payable without presentment, demand, protest, or other notice of any kind, all of which are expressly waived. The Events of Default listed herein are solely for the purpose of protecting the interests of the Holder of this Debenture. If the Debenture is not paid in full upon acceleration, as required above, interest shall accrue on the outstanding principal of and interest on this Debenture from and including the date of the Event of Default to but not including the date of payment at a rate equal to the lesser of fifteen percent (15%) per annum or the maximum interest rate permitted by applicable law.

ii) Non-Waiver and Other Remedies. No course of dealing or delay on the part of the Holder of this Debenture in exercising any right hereunder shall operate as a waiver or otherwise prejudice the right of the Holder of this Debenture. No remedy conferred hereby shall be exclusive of any other remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

iii) Collection Costs; Attorney's Fees. In the event this Debenture is turned over to an attorney for collection or Holder otherwise seeks advice of an attorney in connection with the exercise of its rights hereunder upon the occurrence of an Event of Default, the Company agrees to pay all reasonable costs of collection, including reasonable attorney's fees and expenses and all out of pocket expenses incurred in connection with such collection efforts, which amounts may, at the Holders option, be added to the principal hereof.

4) Obligation to Pay Principal and Interest: Covenants. No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Debenture at the place, at the respective times, at the rates, and in the currency herein prescribed.

a) Affirmative Covenants. The Company covenants and agrees that, while this Debenture is outstanding, it shall:

i) Ensure that Industrial pay all senior obligations accruing under the Credit Facility;

ii) Pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or its subsidiaries, or upon its or its subsidiaries’ income and

5

profits, or upon any properties belonging to it or its subsidiaries before the same shall be in default; provided, however, that the Company and its subsidiaries shall not be required to pay any such tax, assessment, charge or levy that is being contested in good faith by proper proceedings and adequate reserves for the accrual of same are maintained if required by generally accepted accounting principles;

iii) Preserve its and its subsidiaries’ corporate existence and continue to engage in business of the same general type as conducted as of the date hereof; and

iv) Comply in all respects with all statutes, laws, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations and requirements ("Requirement(s)") of all governmental bodies, departments, commissions, boards, companies or associations insuring the premises, courts, authorities, officials, or officers, that are applicable to the Company; except where the failure to comply would not have a material adverse effect on the Company; provided that nothing contained herein shall prevent the Company from contesting the validity or the application of any Requirements.

b) Negative Covenants. The Company covenants and agrees that while this Debenture is outstanding it will not directly or indirectly:

i) Make or forgive any loans to any Insiders or guarantee or otherwise in any way become or be responsible for indebtedness for borrowed money, or for obligations, in either case of any of the Insiders, contingently or otherwise, other than such guaranties existing as of the date hereof and advancement of expenses in the ordinary course of business. For purposes of this Debenture, “Insiders shall mean any officer, director or 5% or greater shareholder of the Company or Industrial;

ii) Declare or pay any cash dividends or make any interest payments in cash to the holders of any of its or its subsidiaries’ outstanding equity or debt securities;

iii) Sell, transfer or dispose of any of its or its subsidiaries’ assets other than in the ordinary course of its business and for fair value;

iv) Purchase, redeem, retire or otherwise acquire for value any of its or its subsidiaries’ capital stock now or hereafter outstanding;

v) Increase the salary or other compensation or benefits paid or provided to any officer or director of the Company or Industrial except to the extent that such increase (a) is commercially reasonable and in accordance with industry standards and (b) is approved by a majority of the non-employee members of the Board of Directors of such Borrower;

(f) Directly or indirectly incur or guarantee, assume or suffer any indebtedness, other than (i) the indebtedness evidenced by this Debenture and the other Debentures and (ii) the Credit Facility;

6

(g)  Directly or indirectly issue any equity securities, or securities convertible into, or exchangeable or exercisable for any such equity securities; or

(h) Directly or indirectly allow or suffer to exist any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by the Company or any of its subsidiaries other than any encumbrances of the Company or any of its subsidiaries as of the date hereof.

5) Conversion.

a) Right to Convert. Each Holder may at any time and from time to time, commencing thirty (30) days after the original issuance of the Debenture, convert all or any amount of the principal amount and accrued interest of the Debentures then owned by such Holder into such number of shares of Common Stock of the Company as is equal to the then-outstanding principal balance of this Debenture, divided by 0.3404926 (the “Conversion Formula”).

7

b) Mechanics and Effect of Conversion. In order to convert the unpaid principal amount hereof and accrued interest thereon into shares of Common Stock, the Holder shall surrender this Debenture, with the form of Notice of Conversion annexed to this Debenture completed and executed, to the Company at its principal executive office. The Company shall, as soon as practicable, but not later than five (5) business days after the date of receipt of this Debenture, issue and deliver to a location in the United States designated by the Holder a certificate for the number of shares of Common Stock to which the Holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date on which the written notice is received by the Company in accordance herewith ("Conversion Date"), and the Holder shall be treated for all purposes as the record holder of such shares of Common Stock as of such Conversion Date.

c) Issuance of Common Stock. All Common Stock which may be issued upon conversion of the Debenture will, upon issuance, be duly issued, fully paid and non-assessable and free from all taxes, liens, and charges with respect to the issue thereof. At all times that any Debentures are outstanding, the Company shall have authorized and shall have reserved for the purpose of issuance upon such conversion into Common Stock of all Debentures, a sufficient number of shares of Common Stock to provide for the conversion of all outstanding Debentures into the number of shares of Common Stock equal to the then effective Conversion Formula. Without limiting the generality of the foregoing, if, at any time, the Conversion Formula is decreased or increased, the number of shares of Common Stock authorized and reserved for issuance by the Company upon the conversion of the Debentures shall be proportionately increased or decreased, as the case may be.

d) Adjustments.

i) If the outstanding shares of the Company's Common Stock shall be subdivided or split into a greater number of shares, or a dividend in Common Stock shall be paid

8

in respect of Common Stock, the denominator of the Conversion Formula in effect immediately prior to such subdivision or at the record date of such dividend shall, simultaneously with the effectiveness of such subdivision or split or immediately after the record date of such dividend, be proportionately adjusted. If the outstanding shares of Common Stock shall be combined or reverse-split into a smaller number of shares, the denominator of the Conversion Formula in effect immediately prior to such combination or reverse-split shall, simultaneously with the effectiveness of such combination or reverse-split, be proportionately adjusted. When any adjustment is required to be made in the denominator of the Conversion Formula, the number of shares of Common Stock purchasable upon the conversion of this Debenture shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the conversion of this Debenture immediately prior to such adjustment, multiplied by the denominator of the Conversion Formula in effect immediately prior to such adjustment, by (ii) the denominator of the Conversion Formula in effect immediately after such adjustment.

ii) If there shall occur any capital reorganization or reclassification of the Company's Common Stock (other than a change in par value or a subdivision or combination as provided for in subsection (a) above), or the payment of a liquidating distribution, then, as part of any such reorganization, reclassification or liquidating distribution, lawful provision shall be made so that the Holder of this Debenture shall have the right thereafter to receive upon the conversion hereof (to the extent, if any, still convertible) the kind and amount of shares of stock or other securities or property which such Holder would have been entitled to receive if, immediately prior to any such reorganization, reclassification or liquidating distribution, as the case may be, such Holder had held the number of shares of Common Stock which were then purchasable upon the conversion of this Debenture. In any such case, appropriate adjustment (as reasonably determined by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the fights and interests thereafter of the Holder of this Debenture such that the provisions set forth in this Section 5.4 (including provisions with respect to adjustment of the denominator of the Conversion Formula) shall thereafter be applicable, as nearly as practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the conversion of this Debenture.

(c) No adjustment in the Conversion Formula shall be required unless such adjustment would require an increase or decrease in the denominator of the Conversion Formula of at least .00001; provided, however, that any adjustments which by reason of this paragraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 5.4 shall be made to the nearest share.

(d) Upon the happening of any event requiring an adjustment of the Conversion Formula hereunder, the Company shall forthwith give written notice thereto to the Holder of this Debenture stating the adjusted Conversion Formula and the adjusted number of shares purchasable upon the conversion hereof resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

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e) Fractional Shares. The Company shall not be required to issue fractions of shares of Common Stock upon conversion. If any fractions of a share would, but for this Section 5.5, be issuable upon any conversion, in lieu of such fractional share the Company shall round up or down to the nearest whole number of shares, with a fraction of ½ being rounded up.

6.  Noncircumvention. The Company hereby covenants and agrees that the Company and its subsidiaries will not, by amendment of its Certificate of Incorporation, Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Debenture, and will at all times in good faith carry out all of the provisions of this Debenture and take all action as may be required to protect the rights of the Holder of this Debenture.

7. Voting Rights. The Holder shall have no voting rights as the holder of this Debenture, except as required by law, including but not limited to the Indiana Business Corporation Law, and as expressly provided in this Debenture.

8. Issue of Debentures. This Debenture is one of a duly authorized issue of debentures of the Company, designated the Subordinated Secured Convertible Debentures is limited in aggregate principal amount of $4,000,000. The Debentures have been offered and sold pursuant to the Company’s Private Placement Memorandum dated January 25, 2005. The obligations under this Debenture shall rank equally with all other Debentures of the same designation.

9. Required Consent. The Company may not modify any of the terms of this Debenture except in accordance with the provisions of Section 9.

9.1 The Agent, on behalf of the Holders, may modify, amend or supplement the terms of the Debentures in any way, and the Agent, on behalf of the Holders of the Debentures, may make, take or give any request, demand, authorization, direction, notice, consent, waiver or other action provided by the terms of the Debentures to be made, given or taken by Holders of Debentures.

Any instrument given by the Agent on behalf of the Holders of the Debentures in connection with any consent to any such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action will be irrevocable once given and will be conclusive and binding on all subsequent Holders of such Debenture or any Debenture issued directly or indirectly in exchange or substitution therefor or in lieu thereof. Any such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action will be conclusive and binding on all Holders of Debentures, whether or not they have given such consent, and whether or not notation of such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action is made upon the Debentures. Notice of any modification or amendment of, supplement to, or request, demand, authorization, direction, notice, consent, waiver or other action with respect to the Debentures shall be given to each registered Holder of Debentures affected thereby, in all cases as provided herein.

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Debentures executed and delivered after the effectiveness of any such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action shall bear a notation in the form reasonably approved by the Company as to any matter provided for in such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action. New Debentures modified to conform to any such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action may be prepared by the Company and executed and delivered in exchange for outstanding Debentures.

9.2 Lost Documents. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Debenture or any Debenture exchanged for it, and (in the case of loss, theft or destruction) of indemnity satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Debenture, if mutilated, the Company will make and deliver in lieu of such Debenture a new Debenture of like tenor and unpaid principal amount and dated as of the original date of the Debenture.
9.3 Benefit. This Debenture shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.

9.4 Notices and Addresses. All notices, offers, acceptances and any other acts under this Debenture (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressee in person, by overnight courier service or similar receipted delivery, or, if mailed, postage prepaid, by certified mail, return receipt requested, as follows:

To Holder:	To Holder's address listed on the Purchase Agreement

To the Company:	Magnetech Integrated Services Corp.
1125 South Walnut Street
South Bend, Indiana 46619
Tel: (574) 234-8131
Fax: (574) 232-7648
Attn: John A. Martell, President

or to such other address as any of them, by notice to the others may designate from time to time. Time shall be counted to, or from, as the case may be, the date of delivery in person, one (1) business day if delivered by overnight courier or three (3) business days after mailing.

9.5 Governing Law. This Debenture shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Debenture shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of

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New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

9.6 Section Headings. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Debenture.

9.7 Survival of Agreements. The agreements contained herein shall survive the delivery of this Debenture.

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IN WITNESS WHEREOF, this Debenture has been executed and delivered on the date specified above by the duly authorized representative of the Company.

MAGNETECH INTEGRATED SERVICES CORP.

By:	/s/ John A. Martell
John A. Martell
President and Chief Executive Officer

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NOTICE OF CONVERSION

(To Be Completed and Signed Only Upon Conversion of Debenture)

TO:	MAGNETECH INTEGRATED SERVICES CORP.
1125 South Walnut Street
South Bend, Indiana 46619
Attn: John A. Martell, President

The undersigned, the Holder of the attached Debenture, hereby surrenders such Debenture for conversion of $_________ in principal amount thereof for the number of shares of Common Stock of MAGNETECH INTEGRATED SERVICES CORP. equal to the Conversion Formula in effect upon your receipt of the foregoing Debenture and requests that a certificate for such shares be issued to the undersigned Holder at the address indicated below.

The undersigned hereby confirms to Magnetech Integrated Services Corp. the truth and accuracy of the representations and warranties made by the undersigned in the Purchase Agreement and accepted by the Company, as if such representations and warranties were made on the date hereof.

Dated:
Name of Entity, if any

Signature*

Title, if applicable

Print Name

Address

_________________
*  Must conform in all respects to name of Holder as specified on the face of the Debenture.

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ASSIGNMENT

(To be executed by the Holder to Effect a Transfer of the Attached Debenture)

FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer unto ________________________________________________, with an address of ___________________
______________________________________________________________________, all right, title and interest of the undersigned in the attached Debenture of Magnetech Integrated Services Corp. ("Company") and does hereby authorize the Company to transfer such right on the books of the Company.

Dated:
Name of Entity, if any

Signature*

Title, if applicable

Print Name

_____________

•	Must conform in all respects to name of Holder as specified on the face of the Debenture.

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Exhibit B

Warrant Certificate No. _____

NEITHER THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON THE EXERCISE OF THIS WARRANT ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTOR SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

Dated: [________, 2005]	Void After: [________], 2010

MAGNETECH INTEGRATED SERVICES CORP.

WARRANT TO PURCHASE COMMON STOCK

Magnetech Integrated Services Corp., an Indiana corporation (the “Company”), for value received, hereby issues to ____________________ (the “Holder”) this Warrant (the “Warrant”) to purchase _______ shares (each such share being a “Warrant Share” and all such shares being the “Warrant Shares”) of the Company’s Common Stock (as defined below), at the Exercise Price (as defined below), as adjusted from time to time as provided herein, on or before [________], 2010 (the “Expiration Date”), all subject to the following terms and conditions. This Warrant is issued in connection with the Company’s issuance of a Subordinated Secured Convertible Debenture (the

“Debenture”) to the initial Holder (the “Initial Holder”) pursuant to the terms of a Subordinated Convertible Debenture Purchase Agreement dated ________________, 2005 between the Initial Holder of this Warrant and the Company (the “Purchase Agreement”).

As used in this Warrant, (i) “Common Stock” means the common stock of the Company, no par value per share, and such other securities as such class of common stock may be converted from time to time in the future; and (ii) “Exercise Price” means $.001, subject to adjustment as provided herein. Any other terms used but not otherwise defined in this Warrant shall have the meanings provided in the Purchase Agreement.

1. DURATION AND EXERCISE OF WARRANTS

(a) The Holder may exercise this Warrant on any business day on or before 5:00 P.M., New York Time, on [________], 2010 (the “Expiration Date”), at which time this Warrant shall become void and of no value.

(b) While this Warrant remains outstanding and exercisable in accordance with Section 1(a), the Holder may exercise this Warrant in whole or in part by:

(i) surrender of this Warrant, with a duly executed copy of the Notice of Exercise attached as Exhibit A, to the Secretary of the Company at its principal offices or at such other office or agency as the Company may specify in writing to the Holder; and

(ii) either (A) payment of the Exercise Price per share multiplied by the number of Warrant Shares being purchased upon exercise of the Warrant in lawful money of the United States of America or (B) notice by the Holder of its election to exercise this Warrant on a cashless basis in the manner described in Section 1(c).

Upon the exercise of this Warrant in compliance with the provisions of this Section 1(b) the Company shall promptly issue and cause to be delivered to the Holder a certificate for the Warrant Shares purchased by the Holder. Each exercise of this Warrant shall be effected immediately prior to the close of business on the date (the “Date of Exercise”) which the conditions set forth in Section 1(b)(i) and (ii) have been satisfied.

(c) In lieu of paying the Exercise Price upon exercise of this Warrant, the Holder may elect to exercise this Warrant on a cashless basis in which case the number of Warrant Shares issued to the Holder upon exercise of the Warrant shall be reduced by the number of Warrant Shares with an aggregate Market Price as of the Date of Exercise equal to the aggregate Exercise Price for the total number of Warrant Shares which the Holder has elected to exercise pursuant to this Warrant, as specified in the Notice of Exercise. The “Market Price” shall be equal to the market price of the common stock issuable upon conversion of the Warrant Shares issuable upon the exercise of this Warrant as determined in good faith by the board of directors of the Company. If the Holder objects to such determination by notice to the Company within twenty (20) days of receipt of the Company's determination, then the Market Price shall be equal to the fair value of Common Stock issuable upon conversion of the Warrant Shares deter-mined by a recognized independent investment banking or accounting firm (selected by the Company and reason-ably acceptable to the Holder) as of a date which is within thirty (30) days of the date as of which the determination is to be made (the fees and expenses of such independent firm to be paid by the Holder unless such firm determines a Market Price for the Warrant Shares is at least 5% higher than the price determined by the directors determination).

(d) This Warrant shall be exercisable, either as an entirety or, from time to time, for part only of the number of Warrant Shares referenced by this Warrant. If this Warrant is exercised in part, the Company shall issue, at its expense, a new Warrant, in substantially the form of this Warrant, referencing such reduced number of Warrant Shares which remain subject to this Warrant.

2. ISSUANCE OF WARRANT SHARES

(a) The Company covenants that all Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be (i) duly authorized, fully paid and non-assessable, and (ii) free from all liens, charges and security interests.

(b) The Company shall register this Warrant upon records to be maintained by the Company for that purpose in the name of the record holder of such Warrant from time to time. The Com-pany may deem and treat the registered Holder of this Warrant as the absolute owner thereof for the purpose of any exercise thereof, any distribution to the Holder thereof and for all other purposes.

(c) The Company will not, by amendment of its certificate of incorporation, by-laws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all the action as may be necessary or appropriate in order to protect the rights of the Holder to exercise this Warrant.

3. ADJUSTMENTS OF EXERCISE PRICE, NUMBER AND TYPE OF WARRANT SHARES

(a) The Exercise Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 3(a).

(i) Subdivision or Combination of Stock. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

(ii) Dividends in Stock, Property, Reclassification. If at any time or from time to time the Holders of Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefore:

(A) any shares of stock or other securities which are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution, or

(B) additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, combination of shares or similar corporate rearrangement, (other than shares of Common Stock issued as a stock split or adjustments in respect of which shall be covered by the terms of Section 3(a)(i) above), then and in each such case, the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in clause (ii) above) which such Holder would hold on the date of such exercise had he been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares or all other additional stock and other securities and property.

(iii) Reorganization, Reclassification, Consolidation, Merger or Sale. If any recapitalization, reclassification or reorganization of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets or other transaction shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or other assets or property (an “Organic Change”), then, as a condition of such Organic Change, lawful and adequate provisions shall be made by the Company whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented by this Warrant) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable assuming the full exercise of the rights represented by this Warrant. In the event of any Organic Change, appropriate provision shall be made by the Company with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company will not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or the corporation purchasing such assets shall assume by written instrument reasonably satisfactory in form and substance to the Holders executed and mailed or delivered to the registered Holder hereof at the last address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase.

(b) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 3, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any such holder, furnish or cause to be furnished to such holder a like certificate setting forth: (i) such adjustments and readjustments; and (ii) the number of shares and the amount, if any, of other property which at the time would be received upon the exercise of the Warrant.

(c) Notice of Record Date. In the event of any taking by the Company of a record of its stockholders for the purpose of determining stockholders who are entitled to receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining stockholders who are entitled to vote in connection with any proposed merger or consolidation of the Company with or into any other corporation, or any proposed sale, lease or conveyance of all or substantially all of the assets of the Company, or any proposed liquidation, dissolution or winding up of the Company, the Company shall deliver a written notice to Holder, at the same time such notice is delivered to other stockholders, specifying the date on which any such record is to be taken for the purpose of such dividend, distribution, right or other event, and the amount and character of such dividend, distribution, right or other event.

(d) Certain Events. If any event occurs as to which, in the opinion of the Company, the other provisions of this Section 3 are not strictly applicable but the lack of any adjustment would not in the opinion of the Company fairly protect the purchase rights of the Holder under this Warrant in accordance with the basic intent and principles of such provisions, or if strictly applicable would not fairly protect the purchase rights of the Holder under this Warrant in accordance with the basic intent and principles of such provisions, then the Company shall make the any adjustments which the board of directors described therein.

4. TRANSFERS AND EXCHANGES OF WARRANT AND WARRANT SHARES

(a) Registration of Transfers and Exchanges. Upon the Holder’s surrender of this Warrant, with a duly executed copy of the Assignment Notice attached as Exhibit B, to the Secretary of the Company at its principal offices or at such other office or agency as the Company may specify in writing to the Holder, the Com-pany shall register the transfer of all or any portion of this Warrant. Upon such registration of trans-fer the Company shall issue a new Warrant, in substantially the form of this Warrant, evidencing the acquisition rights transferred to the transferee and a new Warrant, in similar form, evidencing the remaining acquisition rights not transferred, to the Holder requesting the transfer.

(b) Warrant Exchangeable for Different Denominations. The Holder may exchange this Warrant for a new Warrant or Warrants, in sub-stantially the form of this Warrant, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder, each of such new Warrants to be dated the date of such exchange and to represent the right to purchase such number of Warrant Shares as shall be desig-nated by the Holder. The Holder shall surrender this Warrant with duly executed instructions regarding such re-certification of this Warrant to the Secretary of the Company at its principal offices or at such other office or agency as the Company may specify in writing to the Holder.

(c) Restrictions on Transfers. This Warrant may not be transferred at any time without (i) registration under the Act or (ii) a written opinion of legal counsel addressed to the Company that the proposed transfer of the Warrant may be effected without registration under the Act, which opinion will be in form and from counsel reasonably satisfactory to the Company.

5. MUTILATED OR MISSING WARRANT CERTIFICATE

If this Warrant is mutilated, lost, stolen or destroyed, upon request by the Holder, the Company will issue, in exchange for and upon cancellation of the mutilated Warrant, or in substitution for the lost, stolen or destroyed Warrant, a new Warrant, in substantially the form of this Warrant, representing the right to acquire the equivalent number of Warrant Shares, provided however, as a prerequisite to the issuance of a substitute Warrant, the Company may require satisfactory evidence of loss, theft or destruction as well as an indemnity from the Holder of a lost, stolen or destroyed Warrant.

6. PAYMENT OF TAXES

The Company will pay all transfer and stock issuance taxes attributable to the preparation, issuance and delivery of this Warrant and the Warrant Shares including, without limitation, all documentary and stamp taxes; provided, however, that the Company shall not be required to pay any tax in respect of the transfer of this Warrant, or the issuance or delivery of certificates for Warrant Shares or other securities in respect of the Warrant Shares to any person or entity other than the Holder or a Permitted Transferee of the Holder.

7. FRACTIONAL WARRANT SHARES

No fractional Warrant Shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional Warrant Share, shall round up the number of Warrant Shares issuable to nearest whole share.

8. NO STOCK RIGHTS AND LEGEND

No holder of this Warrant Certificate, as such, shall be entitled to vote or be deemed the holder of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained herein be construed to confer upon the holder of this Warrant Certificate, as such, the rights of a stockholder of the Company or the right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or give or withhold consent to any corporate action or to receive notice of meetings or other actions affecting stockholders (except as provided herein), or to receive dividends or subscription rights or otherwise (except as provide herein).

Each certificate for Warrant Shares initially issued upon the exercise of this Warrant Certificate, and each certificate for Warrant Shares issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTOR SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.”

9. NOTICES

All notices, consents, waivers, and other communications under this Warrant must be in writing and will be deemed given to a party when (a) delivered to the appropriate address by hand or by nationally recognized overnight courier service (costs prepaid); (b) sent by facsimile or e-mail with confirmation of transmission by the transmitting equipment; (c) received or rejected by the addressee, if sent by certified mail, return receipt requested; if to the registered Holder hereof or (d) seven days after the placement of the notice into the mails (first class postage prepaid), to the Holder at the address or facsimile or e-mail address furnished by the registered Holder to the Company in accordance with the Purchase Agreement, or if to the Company, to it at 1125 South Walnut Street, South Bend, Indiana 46619 Attention: John A. Martell, telecopy number: (574) 232-7648, e-mail address: jamartell@magnetech.com (or to such other address, facsimile number, e-mail address as the

Holder or the Company as a party may designate by notice the other party).

10. SEVERABILITY

If a court of competent jurisdiction holds any provision of this Warrant invalid or unenforceable, the other provisions of this Warrant will remain in full force and effect. Any provision of this Warrant held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

11.  BINDING EFFECT

This Warrant shall be binding upon and inure to the sole and exclusive benefit of the Com-pany, its successors and assigns, the registered Holder or Holders from time to time of this Warrant and the Warrant Shares.

12. SURVIVAL OF RIGHTS AND DUTIES

This Warrant Certificate shall terminate and be of no further force and effect on the earlier of 5:00 P.M., New York Time, on the Expiration Date or the date on which this Warrant has been exercised.

13. GOVERNING LAW

This Warrant will be governed by and construed under the laws of New York without regard to conflicts of laws principles that would require the application of any other law.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date hereof.

MAGNETECH INTEGRATED SERVICES CORP.

By:
John A. Martell
President

EXHIBIT A

NOTICE OF EXERCISE

(To be executed by the Holder of Warrant if such Holder desires to exercise Warrant)

To Magnetech Integrated Services Corp.:

The undersigned hereby irrevocably elects to exercise this Warrant and to:

(Select one and complete)

___

purchase thereunder, ___________________ full shares of _____________________ issuable upon exercise of the Warrant and delivery of $_________ (in cash as provided for in the foregoing Warrant) and any applicable taxes payable by the undersigned pursuant to such Warrant.

___	receive, in accordance with Section 1(c) that number of full shares of ______________________ issuable upon the cashless exercise of the rights to acquire ______________ Warrant Shares.

The undersigned requests that certificates for such shares be issued in the name of:

__________________________________________________________________________

(Please print name, address and social security or federal employer identification number (if applicable)

__________________________________________________________________________

__________________________________________________________________________

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If the shares issuable upon this exercise of the Warrant are not all of the Warrant Shares which the Holder is entitled to acquire upon the exercise of the Warrant, the undersigned requests that a new Warrant evidencing the rights not so exercised be issued in the name of and delivered to:

__________________________________________________________________________

(Please print name, address and social security or federal employer identification number (if applicable)

__________________________________________________________________________

__________________________________________________________________________

Name of Holder (print):
(Signature):
(By:)
(Title:)

Dated: ______________, ____

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EXHIBIT B

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, ___________________________________ hereby sells, assigns and transfers to each assignee set forth below all of the rights of the undersigned under the Warrant (as defined in an evidenced by the attached Warrant) to acquire the number of Warrant Shares set opposite the name of such assignee below and in and to the foregoing Warrant with respect to said acquisition rights and the shares of _____________________ issuable upon exercise of the Warrant:

Name of Assignee	Address	Number of Warrant Shares

If the total of the Warrant Shares are not all of the Warrant Shares evidenced by the foregoing Warrant, the undersigned requests that a new Warrant evidencing the right to acquire the Warrant Shares not so assigned be issued in the name of and delivered to the undersigned.

Name of Holder (print):
(Signature):
(By:)
(Title:)
Dated:

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Exhibit C

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement, dated as of ________________, 2005 is entered into between Magnetech Integrated Services Corp., an Indiana corporation (the “Company”), and the Purchasers listed on Schedule 1 hereto (each a “Holder”).

On or prior to the date hereof, (i) the Company issued certain Subordinated Secured Convertible Debenture (the “Debenture”) to the Holders on the date hereof that may be converted to common stock, no par value per share (the “Common Stock”) of the Company (the “Underlying Shares”) and (ii) the Company has issued Common Stock Warrants (the “Warrants”) that are exercisable into Common Stock (the “Warrant Shares”), all as more particularly provided therein.

The parties hereto agree as follows.

1. Registration Rights.

1.1 Definitions. For purposes of this Agreement:

(a) The term “Act” means the Securities Act of 1933, as amended.

(b) The term “Form S-3” means such form under the Act as in effect on the date hereof or any successor form under the Act that permits inclusion or incorporation of substantial information by reference to the Company’s prior and subsequent public filings under the 1934 Act.

(c) The term “Common Stock” means the common stock of the Company.

(d) The term “Holder” means the Purchasers listed on Schedule 1 hereto and any assignee thereof in accordance with Section 1.12 hereof.

(e) The term “1934 Act” shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

(f) The term “Other Stockholders” shall mean persons other than Holders who, by virtue of agreements with the Company, are entitled to include their securities in certain registrations hereunder.

(f) The term “Placement Agency Agreement” shall mean that certain placement agency agreement amoung Strasbourger Pearson Tulcin Wolff Inc and Magnetech Industrial Services, Inc. and Magnetech Integrated Services Corp. dated   , 2005.

(g) The term “register”, “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with

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the Act, and the declaration or ordering of effectiveness of such registration statement or document.

(h) The term “Registrable Securities” means the Underlying Shares, the Warrant Shares and any other shares of Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the Debentures, the Warrants, Underlying Shares or the Warrant Shares, excluding in all cases, however, any Registrable Securities sold by a Person in a transaction in which the seller’s rights under this Agreement are not assigned or any shares of Common Stock which have been sold to the public either pursuant to a registration statement or Rule 144.

(i) The number of shares of “Registrable Securities then outstanding” shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

(j) The term “Rule 144” shall mean Rule 144 as promulgated by the SEC under the Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.

(k) The term “SEC” shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Act.

1.2 Piggyback Registration.

(a) The Company and the Holder agree that the Registrable Securities will be included in the Company’s Form S-1 Registration Statement anticipated to be prepared by counsel to the Company, which filing the Company agrees to use its reasonable best efforts to make not later than April 30, 2005 and to cause to be declared effective not later than 135 days from the date hereof. The Company and the Holder have further agreed that such inclusion will satisfy the registration rights given to Holder pursuant to this Agreement; provided, however, that such inclusion satisfies such obligation only if the registration statement is declared effective not later than 165 days from the date hereof; provided however, if the Company has not filed a Form S-1 Registration Statement that includes the Registrable Securities by April 30, 2005, for each thirty (30) days that such Form S-1 is not filed the Company shall pay the Holders liquidated damages equal to one percent (1%) of the total issued share capital of the Company in Common Stock. With respect to the aforementioned liquidated damage award, each Holder shall receive shares of Common Stock, pro rata, based on the number of Registrable Securities owned by such Holder. Notwithstanding the foregoing, if the Company shall furnish to Holders a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed owing to a material pending transaction or other issue and it is therefore essential to defer the filing of such registration statement, the Company shall not be required to pay such liquidated damages. In addition, the Holder acknowledges that the Company has granted registration rights to the purchasers (the “Prior Purchasers”) of its securities in certain prior private offerings. The Holder’s Registrable Securities may be included in any registration filed pursuant to this Section 1.2 only to the extent that the inclusion of its securities will not reduce the amount of the

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Registrable Securities of the Prior Purchasers which is included in such registration statement. Moreover, the Holder may not seek to cause the Company to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 1.2(a) of the Registration Rights Agreement between the Company and the Prior Purchasers (the “Prior Registration Agreement”) or within one hundred twenty (120) days of the effective date of any registration effected pursuant to Section 1.2 of the Prior Registration Agreement.

1.3 Demand Registration

(a) In the event that the S-1 Registration Statement is not filed by the Company by April 30, 2005 pursuant to Section 1.2 hereof, a Holder or Holders shall be entitled to initiate registration request hereunder (“Initiating Holders) The Initiating Holders shall so advise the Company in writing that the Company file a registration statement under the Act registering the Registrable Securities. The Company shall file a Form S-1 Registration Statement no later than 45 days from the date of such registration request and be declared effective not later than 90 days from the date thereof. The Company and the Holder shall further agree that such filing will satisfy the piggyback registration rights given to Holder pursuant to this Agreement; provided, however, that such inclusion satisfies such obligation only if the registration statement is declared effective not later than 90 days from the date of the request from the Initiating Holders.

(b) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.3, a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed owing to a material pending transaction and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than 120 days after receipt of the request of the Initiating Holders.

(c) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.3 in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Act.

1.4 Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective until the Registrable Securities registered thereunder have been sold by the Holders (or such shorter period as the Holders may consent to in writing).

(b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as

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may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

(c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Act.

(e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

(g) Use its best efforts to cause all such Registrable Securities registered hereunder to be listed on the securities exchange or Nasdaq trading system on which similar securities of the Company are then listed or trade.

(h) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

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1.5 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder’s Registrable Securities.

1.6 Expenses of Registration.

(a) Demand Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 1.3, including (without limitation) all registration, filing and qualification fees, printers’ and accounting fees, and fees and disbursements of counsel for the Company shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.3 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.3; provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.2 or Section 1.3.

(b) Piggyback Registration. All expenses other than underwriting discounts and commissions incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 1.2 for each Holder (which right may be assigned as provided in Section 1.11, including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto and the fees and disbursements of one counsel for the selling Holders selected by them, but excluding underwriting discounts and commissions relating to Registrable Securities shall be borne by the Company.

1.7 Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under Section 1.2 to include any of the Holders’ securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders) but in no event shall (i) the amount of securities of the selling Holders included in the offering be reduced below fifty percent of the total amount of securities included in such offering, or (ii)

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notwithstanding (i) above, any shares being sold by a stockholder exercising a demand registration right similar to that granted in Section 1.2 be excluded from such offering. For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “selling stockholder”, and any pro-rata reduction with respect to such “selling stockholder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “selling stockholder”, as defined in this sentence.

1.8 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

1.9 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

(b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under

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the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.9(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 1.9(b) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder.

(c) Promptly after receipt by an indemnified party under this Section 1.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.9.

(d) If the indemnification provided for in this Section 1.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations; provided that in no event shall any contribution by a Holder under this subsection 1.9(d) exceed the net proceeds from the offering received by such Holder or the amount such person would have been obligated to pay if indemnification had been available. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by

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the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control for the parties to that agreement.

(f) The obligations of the Company and Holders under this Section 1.9 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

1.10 Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times so long as the Company remains subject to the periodic reporting requirements under Section 13 or 15(d) of the 1934 Act;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

(c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

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1.11 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities that is an affiliate (as such term is defined in Rule 405 of the Act) of the Holder, provided: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of Section 1.13 below; and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Section 1.

1.12 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 1.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 1.2(a) or within one hundred twenty (120) days of the effective date of any registration effected pursuant to Section 1.2.

1.13 Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 1 after the earlier of (i) five (5) years from the date hereof with respect to Demand Registration Rights, or (ii) such time as Rule 144 or another similar exemption (without recourse to Rule 144(k) unless such Holder holds less than or equal to 2% of the Stock) under the Securities Act is available for the sale of all of such Holder’s shares during a three (3)-month period without registration,

2. Miscellaneous.

2.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

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2.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York.

2.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

2.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

2.5 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days’ advance written notice to the other parties.

2.6 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

2.7 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities and the Company.

2.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision was so excluded and shall be enforceable in accordance with its terms.

2.9 Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

2.10 Entire Agreement; Amendment; Waiver. This Agreement (including the Exhibits hereto, if any) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Magnetech Integrated Services Corp.

By:
Name: John A. Martell
Title: President and Chief Executive Officer

Purchaser

By:
Name:

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Schedule 1

Purchaser(s)

MAGNETECH INTEGRATED SERVICES CORP.
Private Placement of Subordinated Secured Convertible Debentures

Purchaser	Closing Date	Principal Amount of Debentures	Warrants

David L. Cohen	3/4/2005	$100,000.00	105,729
Michael Poujol & Angela Poujol JTWROS	3/4/2005	$250,000.00	264,323
Gregg M. Gaylord & Linda S. Covillon Gaylord LV TR 1/18/99	3/4/2005	$50,000.00	52,865
Pershing as Cust., IRA FBO Thomas D'Avanzo	3/4/2005	$50,000.00	52,865
Dr. Frank Lake, III	3/4/2005	$30,000.00	31,719
Dr. Leo Mazzocchi & Nancy T. Mazzocchi JTWROS	3/4/2005	$25,000.00	26,432
William Sybesma & Martina Jane Sybesma JTWROS	3/4/2005	$75,000.00	79,297
Gary M. Glasscock	3/4/2005	$100,000.00	105,729
Dr. Domenic Strazzulla	3/4/2005	$50,000.00	52,865
RS & VS Ltd., SJDE LLC Gen. Partner	3/4/2005	$25,000.00	26,432
Stephen T. Skoly, Jr.	3/4/2005	$50,000.00	52,865
Thomas J. Keeney	3/4/2005	$25,000.00	26,432
Paul Quattrocchi & Danielle Quattrocchi JTWROS	3/4/2005	$25,000.00	26,432
Dr. Barry G. Landry	3/4/2005	$50,000.00	52,865
Robert L. Thompson MD TR ISERP Profit Sharing Plan FBO Robert L. Thompson MD	3/4/2005	$25,000.00	26,432
Dr. Michael O. Bernstein	3/4/2005	$50,000.00	52,865
Steven A. Lamb	3/4/2005	$50,000.00	52,865
Norman Dudey TR The Norman Dudey Trust U A Dated 6/10/1991 FBO Norman Dudey	3/4/2005	$50,000.00	52,865
Frank R. Cserpes Jr. & Sharon M. Cserpes TRS Frank R. Cserpes Jr. Trust DTD 4/12/02 AMD DTD 1/22/03	3/4/2005	$50,000.00	52,865
Edward Lagomarsino	3/4/2005	$250,000.00	264,323
Pershing as Cust., SEP FBO Rodney Schorlemmer	3/4/2005	$50,000.00	52,865
Mollie Ann Peters	3/4/2005	$20,000.00	21,146
Paul V. Nugent Jr. & Jeanne Mentus Nugent JTWROS	3/4/2005	$25,000.00	26,432
Albert Jim Barboni	3/4/2005	$30,000.00	31,719
StarInvest Group, Inc.	3/4/2005	$400,000.00	422,917
SwissFinanz Partner AG	3/4/2005	$130,000.00	137,448
Marcel Riedel	3/4/2005	$20,000.00	21,146
Alfred Schneider	3/4/2005	$20,000.00	21,146
Maya Salzmann	3/4/2005	$50,000.00	52,865
Daniel Stahl	3/4/2005	$80,000.00	84,583
Elizabeth Kuhn	3/4/2005	$50,000.00	52,865
Paul Remensberger	3/4/2005	$20,000.00	21,146
Heinz Wattenhofer	3/4/2005	$25,000.00	26,432
Rolph R. Berg-Jaquet	3/4/2005	$10,000.00	10,573
Marie Luise Fuchs	3/4/2005	$10,000.00	10,573
Josefine Hausammann	3/4/2005	$10,000.00	10,573
Hans Hausammann	3/4/2005	$15,000.00	15,859
Roger Buerki	3/4/2005	$10,000.00	10,573
Hans Nef-Maag	3/4/2005	$60,000.00	63,437
James Ladner	3/4/2005	$50,000.00	52,865
Max Gertsch	3/4/2005	$15,000.00	15,859
Roland Bertschy	3/4/2005	$5,000.00	5,286
Christian Baumberger	3/4/2005	$10,000.00	10,573
Fred Kin	3/4/2005	$20,000.00	21,146
Robert C. Ingram, III	3/8/2005	$50,000.00	52,865
Kilmare Worldwide Inc.	3/8/2005	$25,000.00	26,432
StarInvest Group, Inc.	3/8/2005	$400,000.00	422,916
Joseph Quattrocchi	3/8/2005	$25,000.00	26,432
Nasrollah Jahdi	4/15/2005	$25,000.00	26,432
Highgate House Funds, Ltd.	4/15/2005	$500,000.00	528,645
Pershing LLC as Custodian, IRA fbo Richard J. Mullin	5/9/2005	$100,000.00	105,729
SwissFinanz Partner AG	5/9/2005	$60,000.00	63,437
Daniel Stahl	5/9/2005	$50,000.00	52,865
Paul Remensberger	5/9/2005	$20,000.00	21,146
Hans Hausammann	5/9/2005	$20,000.00	21,146
Hans-Peter Knecht	5/9/2005	$20,000.00	21,146
Henry Fortier, III	5/9/2005	$25,000.00	26,432
Frederick P. Epstein	5/9/2005	$50,000.00	52,865
William Sybesma	5/9/2005	$75,000.00	79,297
Gary M. Glasscock	5/9/2005	$40,000.00	42,292
Joseph Gazzola & Josephine Gazzola JTWROS	5/9/2005	$25,000.00	26,432

TOTALS		$4,025,000.00	4,255,601

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Exhibit D

SECURITY AGREEMENT

THIS SECURITY AGREEMENT made the as of the 3rd day of March, 2005 by and among MAGNETECH INTEGRATED SERVICES CORP., an Indiana corporation (the “Company”), MAGNETECH INDUSTRIAL SERVICES, INC., an Indiana corporation (“MIS”; together, with the Company, the “Debtors”), and Strasbourger Pearson Tulcin Wolff, Inc., as agent for the Debenture holders (the "Agent").

W I T N E S S E T H:

A. The Company has issued an aggregate of $4,000,000 in 6% Subordinated Secured Convertible Promissory Debentures (the “Debentures”) to the parties identified in Schedule “A” attached hereto (the “Lenders”) pursuant to a Private Placement Memorandum dated January 25, 2005.

B. The Lenders have appointed the Agent to represent them and take all action under the Security Agreement for their benefit.

NOW THEREFORE, for good and valuable consideration, the parties agree as follow:

1) Grant of Security Interest. In order to secure the payment of indebtedness to the Lenders evidenced by the Debentures, and any other obligation or liability of the Debtors to any Lender under, pursuant to, or in connection with the Debentures, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising (hereinafter collectively called the "Obligations"), the Debtors hereby grant and convey to the Agent for the benefit of the Lenders a continuing security interest in and to the following property and assets of the Debtors, whether now existing or hereafter acquired, produced or created, including, without limitation: a) accounts receivable, chattel paper, instruments, notes, drafts, acceptances and other forms of instruments or obligations, now or hereafter owing to the Debtors, whether arising from the sale of goods or rendition of services by the Debtors, all of the Debtors rights in, to and under all purchase orders, now or hereafter received by the Debtors for goods or services, and monies due or to become due to the Debtors under all contracts for the sale of goods or the performance of services by the Debtors (whether or not yet earned by performance), or in connection with any other transaction (including, without limitation, the right to receive the Proceeds of said purchase orders and contracts), and collateral security and guarantees of any kind given by any obligor with respect to any of the foregoing; b) equipment and fixtures; c) all motor vehicles; d) all general intangibles; e) documents; f) all of the Debtors’ inventory (within the meaning of the Uniform Commercial Code as, from time to time, in effect in the State of Indiana; hereinafter, the "Uniform Commercial Code"), including, without limitation, goods, merchandise and other personal property, now or hereafter owned or acquired and wheresoever located, that are held for sale or lease or are furnished or to be furnished under a contract of service or are raw materials used or consumed or to be consumed in the Debtors' businesses, and all additions and accessions thereto, and all returns and refunds applicable thereto and the right to collect the same; g) all proceeds and products thereof, and all increases, substitutions, replacements, additions and accessions thereto (all of the foregoing, hereinafter referred to collectively as the "Collateral").

The security interest granted herein to Agent on behalf of the Lenders is for the ratable benefit of all Lenders and each Lender may realize upon the Collateral, as set forth in Section 4 hereof, to the extent of its Debenture Percentage (as hereinafter defined), as computed from time to time. The amount of each Lender's "Debenture Percentage" shall be the percentage computed by dividing the Obligations owed to such Lender by the aggregate Obligations owed to all Lenders.

2) Priority of Lien. The Debtors represent and warrant to the Agent for the benefit of the Lenders that (a) the lien granted by the Debtors to the Agent in the Collateral is a second priority security interest subject only to (i) the encumbrances listed on Schedule B hereto and (ii) the lien granted in favor of MFB Financial, pursuant to a Commercial Security Agreement dated November 1, 2004 between MIS and MFB Financial, as security for a $3 million credit facility provided by MFB Financial (the “Credit Facility”). The encumbrances listed on Schedule B, together with the security interest in favor of MFB Financial, are referred to herein as the “Permitted Encumbrances.” The lien granted herein shall also be subordinate to any refinancing of the Credit Facility with a new lender, such subordination shall be up to the maximum amount permitted under the existing Credit Facility.

3) Covenants of Debtors. Subject to the subordination provisions granted in favor of MFB Financial under the Credit Facility (the “Subordination Agreement”), the Debtors covenant and agree as follows:

a) To pay and perform all of the Obligations secured by this Agreement according to their terms.

b) To pay and perform all of the obligations secured by the Permitted Encumbrances when due.

c) To take all commercially reasonable actions necessary to defend the title to the Collateral against all persons and against all claims and demands whatsoever.

d) On at least twenty (20) days notice in writing by the Agent, to do the following: furnish any further assurance of title reasonably requested by the Agent, execute any written agreement or do any other acts necessary to effectuate the purposes and provisions of this Agreement, execute any instrument or statement required by law or otherwise in order to perfect, continue or terminate the security interest of the Agent, on behalf of the Lenders, in the Collateral and pay all costs of filing in connection therewith.

e) To keep the Collateral, at the Debtors expense, in good repair and condition (reasonable wear and tear excepted).

f) To retain possession of the tangible Collateral during the existence of this Agreement at their respective operating locations and not to remove, sell, exchange, assign, loan, deliver, lease, license, further mortgage or otherwise dispose of any Collateral (other than inventory sold or receivables collected in the ordinary course of business) without the prior written consent of the Agent.

g) To keep the Collateral free and clear of all encumbrances, other than the security interest granted hereby and the Permitted Encumbrances.

h) To pay, when due, all taxes, assessments and license fees relating to the Collateral except as same may be contested by the Debtors in good faith by proper proceedings and providing adequate reserves for the accrual of same are maintained if required by generally accepted accounting principles.

i) To keep the Collateral and records relating to the Collateral available for inspection by the Agent at all reasonable times during normal business hours.

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j) To keep the Collateral insured against loss by fire, theft and other casualties, such insurance to be in amounts as are customary for similarly situated companies. The Debtors shall give prompt written notice to the Agent and to insurers of loss or damage to the Collateral and shall promptly file proofs of loss with insurers. The Debtor shall name the Agent as a loss payee under such insurance as its interest may appear. Concurrently with the execution of this Agreement, the Debtor is delivering to the Agent a certificate or other document from the insurer evidencing Agent’s loss payee status and the commitment to give the Agent thirty (30) days notice prior to cancellation of the policy.

k) To comply with the material terms and conditions of any leases covering the premises wherein the Collateral is located and any material orders, ordinances, laws or statutes of any city, state or governmental department having jurisdiction with respect to such premises or the conduct of business thereon, except if the failure to comply therewith would not result in the termination of any such lease or the inability of the Debtors to operate its business thereon.

l) To promptly advise the Agent in writing prior to any change in the location of Debtors' place of business and chief executive office in order to permit the Agent to take such actions as it may deem necessary or advisable to protect and preserve the security interests of the Lender.

4) Financing Statements

a) Concurrently with the execution of this Agreement, Debtors are filing such documents as may be necessary to perfect the security interest granted hereby, including Form UCC-1 Financing Statements and all other documents necessary to perfect the security interest in the Collateral granted herein.

b) The Agent, for itself and on behalf of each of the Lenders, is hereby authorized by the Debtors to sign on behalf of the Debtors and file such other Form UCC-1 Financing Statements and all other documents necessary to perfect the security interest in the Collateral granted herein, and to file Form UCC-3 Amendments, Releases and Termination Statements and all other documents necessary.

(c) Debtors agree to pay or reimburse the Agent for any and all filing costs reasonably incurred by Agent.

5) Events of Default and Remedies.

a) The following shall constitute an "Event of Default” by the Debtors hereunder:

(1) An Event of Default (as defined therein) shall occur under any of the Debentures after giving effect to any applicable notice provision and cure period provided for therein;

(2) Failure by the Debtors to comply with or perform any obligation secured by the Permitted Encumbrances after giving effect to any applicable notice provision and cure period provided therein;

(3) Failure by the Debtors to comply with or perform any provision of this Agreement, and such failure is not remedied within thirty (30) days after the Debtors’ receipt of written notice of same;

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(4) Any representation of the Debtors set forth herein shall have been false or misleading in any material respect when made; or

(5) Subjection of any of the Collateral with an aggregate value in excess of $50,000 to levy of execution or other judicial process,

b) Upon any default by the Debtors hereunder, the Agent, on behalf of the Lenders, subject to the terms of the Subordination Agreement, shall have all the rights, remedies and privileges with respect to repossession, retention and sale of any or all of the Collateral of the Debtors and disposition of the proceeds as are accorded by the applicable sections of the Uniform Commercial Code.

c) Upon any default by the Debtors hereunder and upon demand of the Agent, the Debtors shall assemble the Collateral and make it available to the Agent at the place and at the time designated in the demand.

d) If the Debtors shall default in the performance of any of the provisions of this Agreement on the Debtors part to be performed, the Agent may perform same for the Debtors’ account. Any monies expended in so doing and the reasonable attorneys' fees and the legal and other expenses for pursuing, searching for, receiving, taking, keeping, storing, advertising for the sale of and selling the Collateral incurred by the Agent, shall be chargeable with interest to the Debtors and added to the Obligations owed to the Lenders that are secured hereby, ratably according to their respective Loan Percentage.

6) The Agent

a) Authorization.

(1) Each Lender has irrevocably authorized the Agent, as agent hereunder, to take such action on its behalf and as its agent under this Agreement, the Debenture executed in favor of such Lender and all other documents executed in connection therewith (collectively, the "Loan Documents"), and to exercise such powers as are specifically delegated to it hereunder and thereunder, including, without limitation, powers with respect to the enforcement and collection of the Obligations, and to exercise such other powers as are reasonably incidental thereto; provided, however, that the Agent shall not, without the express authorization of the Required Lenders, be authorized to waive any payment default under the Debentures.

(2) Except as set forth in subparagraph (1) hereinabove, the Agent shall not be required to but may, in its sole discretion, exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lenders; provided, however, that the Agent shall not be required to take any action that exposes the Agent to personal liability or which is contrary to this Agreement or applicable law.

b) Notices.

(1) The Agent shall transmit promptly to each Lender each notice received by it from the Debtors hereunder that the Debtors is not required to furnish to the Lenders and each of the Lenders shall transmit promptly to the Agent each notice received by it from the Debtors that is not otherwise required to be delivered to the Agent by the terms hereof. The Agent shall be under no obligation toward any Lender to ascertain or inquire as to the performance or observance of any of the terms, covenants or conditions

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hereof to be performed or observed by the Debtors, but the Agent and each Lender shall promptly notify one another of any Event of Default of which it has actual notice.

(2) Each Lender expressly authorizes the Agent to collect all sums due such Lender under the Loan Documents. The Agent shall promptly disburse to the Lenders (to the extent of their ratable interest therein according to the outstanding Loan Percentage of each Lender) available funds received by it for the benefit of the Lenders.

c) Exculpation. In exercising its duties and powers hereunder, the Agent shall exercise the same care that it would exercise in dealing with loans for its own account, but neither the Agent nor any of its directors, officers, employees or attorneys shall be responsible for the truth or accuracy of any representations or warranties given or made herein or for the validity, effectiveness, sufficiency or enforceability of this Agreement, or any other Loan Documents, and the Agent or any of its directors, officers, employees or attorneys shall not be liable to any of the Lenders for any action taken or omitted to be taken by it or any of them under the Loan Documents, except in the case of its or their wilful misconduct or gross negligence. Each of the Lenders represents and warrants to the Agent that it has made its own independent judgment with respect to entering into this Agreement and the other Loan Documents and undertaking its obligations hereunder and thereunder. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the Loan Documents. The powers conferred by this Agreement on the Agent hereunder are solely to protect the Lenders' interest in the Collateral and shall not impose any duty upon the Agent to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for monies actually received by it hereunder, the Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to the Collateral. Neither the Agent nor any of its directors, officers, employees (excluding any independent contractors employed by the Agent) or attorneys shall have any responsibility (1) to the Debtors on account of the failure or delay in performance or breach of any Lender of any of its obligations hereunder, or (2) to any Lender on account of the failure of or delay in performance or breach by any other Lender or the Debtors of any of their obligations hereunder.

d) Reliance. The Agent, as Agent hereunder:

(1) shall be entitled to rely on any communication, instrument or document believed by it to be genuine or correct and to have been signed or sent by a person or persons believed by it to be the proper person or persons;

(2) shall be entitled to consult with legal counsel, independent public accountants and other professional advisers and experts selected by it, and shall not be liable for any action taken or omitted to be taken in good faith by Agent in accordance with the advice of such counsel, accountants or experts;

(3) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations made in or in connection with this Agreement;

(4) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of the Debtors or to inspect the property (including the books and records) of the Debtors,

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(5) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or venue of this Agreement or any other instrument or document furnished pursuant hereto; and

(6) shall incur no liability under or in respect of this Agreement by acting upon notice, consent, certificate or other instrument or writing (which may be by telegram, telecopier, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

e) Expenses and Indemnification. Each Lender agrees:

(1) to reimburse the Agent, as agent hereunder, on demand, pro rata in accordance with its Debenture Percentage, for all reasonable expenses incurred by the Agent in connection with the preparation, execution, operation and enforcement of, or legal advice in respect of rights or responsibilities under, this Agreement and any document delivered in connection herewith, to the extent that such expenses are not timely reimbursed or reimbursable by the Debtors, and

(2) to indemnify and hold harmless the Agent and any of its directors, officers or employees, on demand, pro rata in accordance with its Debenture Percentage, from and against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of the Loan Documents or any action taken or omitted by the Agent under the Loan Documents, to the extent that expenses and costs incurred by it in connection with such liability are not reimbursed by the Debtors, provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent’s gross negligence or willful misconduct.

f) Other Lenders. None of the Lenders shall be deemed to be agent of any other Lenders; none of such Lenders or any of their respective directors, officers or employees shall have any responsibility to the Debtors on account of the failure or delay in performance or breach of any other Lender of any of its obligations hereunder or to any other Lender on account of the failure of or delay in performance or breach by any other Lender or the Debtors of its obligations hereunder.

(g) Removal or Resignation of Agent. The Agent may resign at any time by giving written notice thereof to the Lenders and the Debtors and shall not be removed and upon any such resignation the Required Lenders shall have the right to appoint a successor Agent. "Required Lenders" shall mean any Lender or Lenders holding Debentures evidencing, in the aggregate, an amount equal to not less than 66% of the aggregate principal amount of all Debentures then outstanding. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within thirty (30) days after the retiring Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Agent, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent. Upon the acceptance by a successor Agent of its appointment as Agent hereunder, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Section 6 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

7) Liability for Deficiency. The Company shall remain liable for any deficiency resulting from a sale of the Collateral and shall pay any such deficiency forthwith on demand.

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8) Waiver. Waiver of or acquiescence in any default by the Debtors, or failure of the Agent to insist upon strict performance by the Debtors of any warranties or covenants in this Agreement, shall not constitute a waiver of any subsequent or other default or failure.

9) Notices. All notices to any party hereof shall be in writing and shall be sufficiently given at the time of delivery if delivered to such party in person by confirmed facsimile transmission, by Federal Express or similar receipted delivery, or on the fifth (5th) business day after mailing if mailed, postage prepaid, by certified mail, return receipt requested, addressed to such party at his address herein set forth or to such other address as he, by notice to the others, may designate from time to time.

10) Captions. The captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Agreement nor the intent of any provision thereof.

11) Successors and Assigns. The terms, warranties and agreements herein contained shall bind and inure to the benefit of the respective parties hereto, and their respective legal representatives, successors and assigns.

12) Gender and Number. The gender and number used in this Agreement are used as a reference term only and shall apply with the same effect whether the parties are of the masculine or feminine gender, corporate or other form, and the singular shall likewise include the plural.

13) Modification of Agreement. This Agreement may be amended only by a writing signed by or on behalf of the parties hereto.

14) Governing Law. The parties hereto acknowledge that the transactions contemplated by this Agreement and the exhibits hereto bear a reasonable relation to the State of New York. The parties hereto agree that the internal laws of the State of New York shall govern this Agreement and the exhibits hereto, including, but not limited to, all issues related to usury. Any action to enforce the terms of this Agreement or any of its exhibits shall be brought exclusively in the state and/or federal courts situated in the County and State of New York. Service of process in any action to enforce the terms of this Agreement may be made by serving a copy of the summons and complaint, in addition to any other relevant documents, by commercial overnight courier to the other party at its principal address set forth in this Agreement.

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IN WITNESS WHEREOF, the parties have signed this agreement on the day and year first above written.

AGENT:

STRASBOURGER PEARSON TULCIN WOLFF, INC.

By:	/s/ Michael J. Schumacher
Name:	Michael J. Schumacher
Title:	President

DEBTORS:

MAGNETECH INTEGRATED SERVICES CORP.

By:	/s/ John A. Martell
JOHN A. MARTELL
President/Chief Executive Officer

MAGNETECH INDUSTRIAL SERVICES, INC.

By:	/s/ John A. Martell
JOHN A. MARTELL
President/Chief Executive Officer

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SCHEDULES

A.	Names and Addresses of each Lender and the principal amount of indebtedness owed to each Lender as of the date of this Agreement.

B.	Permitted Encumbrances.

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SCHEDULE A TO SECURITY AGREEMENT

Lenders	Amount

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SCHEDULE B TO SECURITY AGREEMENT

PERMITTED ENCUMBRANCES

(1) First priority security interest in all of the Debtors’ assets in favor of MFB Financial, pursuant to that certain Loan Agreement dated as of November 1, 2004, by and among MIS and such lender for a $3 million credit facility.

(2) Liens incurred (other than in connection with borrowed funds) or pledges or deposits made in connection with workers' compensation, unemployment insurance, pension and social security laws, or to secure the performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases or to obtain, accommodate or secure statutory obligations or surety or appeal bonds, or to obtain, accommodate or secure indemnity, performance or other similar bonds in the ordinary course of business;

(3) Liens for taxes or assessments and other similar governmental charges or claims, either (a) not delinquent or (b) being contested in good faith by appropriate proceedings and as to which there shall have been set aside adequate reserves as determined by the exercise of reasonable judgment; and

(4) Other minor liens and encumbrances that do not in the aggregate materially detract from the value of the property subject thereto or materially impair the use of such property.

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EXHIBIT E

SUBORDINATION AGREEMENT

THIS AGREEMENT is made and entered into effective this 2nd day of March, 2005, by and between Magnetech Industrial Services, Inc. (an Indiana corporation hereinafter referred to as the “Borrower”), MFB Financial (hereinafter referred to as the “Bank”) and the holder(s) of all or any portion of a subordinated secured convertible debenture (the “Debenture”) in an amount of up to $4,000,000.00 (with such holder(s) being referred to herein as the “Subordinating Party”), acting by and through its/their duly authorized agent, Strasbourger Pearson Tulcin Wolff, Inc. (the “Agent”).

W I T N E S S E T H:

WHEREAS, Borrower is presently, or will hereafter become, indebted to Subordinating Party pursuant to the Debenture (a true and accurate copy of the Debenture is attached hereto as Exhibit “A”); and

WHEREAS, Borrower and Subordinating Party have requested that Bank consent to the issuance of the Debenture, but Bank is willing to so consent if, and only if, all of the indebtedness owing or to become owing by Borrower to Subordinating Party, and all collateral for such indebtedness, are expressly subordinated to any and all indebtedness now or hereafter owing to Bank by Borrower and all collateral therefor.

NOW, THEREFORE, in consideration of the mutual terms and provisions contained herein, and in order to induce Bank to consent to the Debenture, the parties agree to as follows:

1. For purposes hereof, the following terms shall have the following meanings:

a.
“Bank” shall mean and refer to MFB Financial, a banking institution with its principal place of business located in St. Joseph County, Indiana, as well as to all related and affiliated financial institutions and entities, as well as to all successors, assigns and participants of MFB Financial.

b.
“Superior Indebtedness” shall mean and refer to any and all indebtedness and obligations now or hereafter owing by Borrower to Bank, including, but not limited to, future advances, and all obligations of Borrower to Bank under any and all promissory notes, mortgages, security agreements, assignments, leases, guaranties, and all other agreements or documents heretofore or hereafter executed by Borrower to or in favor of Bank, including any and all interest, late charges, prepayment premiums, and all other amounts accruing or payable under any such documents, including principal and interest accruing before or after commencement of any voluntary or involuntary bankruptcy or reorganization, insolvency or similar proceedings regarding Borrower, whether such indebtedness or obligations be direct or indirect, absolute or contingent, or primary or secondary, and all partial or full extensions, renewals or modifications thereof. The “Superior Indebtedness” shall specifically include, but not be limited to, the indebtedness owing by Borrower to Bank represented by a certain promissory note dated November 1, 2004, in the original principal amount of $3,000,000.00, together with all renewals, extensions and modifications thereof, as well as all accrued and accruing interest and costs as provided in paragraph 3.

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c.
“Subordinated Debt” shall mean any and all indebtedness and obligations now or hereafter owing by Borrower to Subordinating Party, or any of them, including, but not limited to, future advances, and all obligations of Borrower under any and all notes, mortgages, security agreements, assignments, leases, guaranties, and all other agreements or documents heretofore or hereafter executed by Borrower to or in favor of Subordinating Party, including all interest, late charges, prepayment premiums, and other amounts set forth in any such documents, and including principal and interest accruing before or after commencement of any voluntary or involuntary bankruptcy or reorganization, insolvency or similar proceedings regarding Borrower, whether such indebtedness or obligations be direct or indirect, absolute or contingent, or primary or secondary, and all partial or full extensions, renewals or modifications thereof. The “Subordinated Debt” shall specifically include, but not be limited to, the Debenture and all amounts owing thereunder, together with all renewals, extensions and modifications thereof.

d.
Notwithstanding any other provision of this Agreement, including, but not limited to, subparagraph b of this paragraph, the amount of the Superior Indebtedness which shall have priority pursuant hereto shall be limited to the principal sum of $3,000,000.00, plus accrued and accruing interest on said principal sum and the costs described in paragraph 3 hereof unless Agent, on behalf of Subordinating Party, agrees in writing to a greater amount. Any indebtedness owing by Borrower to Bank in excess of said amount ($3,000,000.00 plus interest and costs) shall not be included in the term “Superior Indebtedness” for purposes of this Agreement. The remainder of this Agreement shall be interpreted with the limitation contained In this subparagraph in mind and the provisions of this subparagraph shall take precedence and priority over each and every conflicting provision of this Agreement.

2. Subordinating Party hereby agrees that any and all of the Subordinated Debt shall be and hereby is absolutely and unconditionally subordinated in every manner and to every extent to the Superior Indebtedness and to the prior payment and satisfaction in full of the Superior Indebtedness. The Subordinating Party further agrees that each and every security interest, mortgage, lien, claim, right or title of Bank in, to or against any real or personal property or assets of Borrower shall be superior to each and every security interest, mortgage or lien which Subordinating Party has or may acquire in the same property or assets, each and every security interest, mortgage or lien held by or in favor of Subordinating Party in, to or against such property or assets is and shall remain absolutely and unconditionally subordinated, junior, inferior and postponed in priority, operation and effect to the priority, operation and effect of any security Interest, mortgage or lien held by or in favor of Bank, all with the same force and effect as though such security interest, mortgage or lien held by or in favor of Bank had attached and was perfected prior to the perfection of any such security interest, mortgage or lien of Subordinating Party. Subordinating Party agrees to execute such instruments and documents as Bank may request from time to time in order to evidence or accomplish the intent of this Agreement, and Subordinating Party and Borrower expressly consent to the delivery, filing and recording of any such instruments or documents with such persons and authorities as Bank shall deem appropriate. Bank makes no representation or warranty concerning any collateral or the validity, perfection or priority of any security interest, lien or mortgage. Bank shall have no duty to preserve, protect, care for, insure, take possession of, collect, dispose of or realize upon any property. Bank may in its discretion apply the proceeds of collateral to any indebtedness then owing by Borrower to Bank secured thereby in any order as Bank deems appropriate.

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3. Borrower agrees that any and all of the Superior Indebtedness must be fully paid and discharged, together with all interest thereon and all expenses of collecting the same or otherwise protecting and/or enforcing the rights and/or interests of Bank, including, but not limited to, attorneys’ and legal assistants’ fees and collection expenses, before any payment to Subordinating Party, byway of cash, setoff or otherwise, may be paid to Subordinating Party by Borrower.

4. Borrower, and Agent on behalf of Subordinating Creditor, represent to Bank and agree that the amount of the Subordinated Debt is not and shall not hereafter be represented by any notes or other negotiable instruments, except the Debenture. Agent, on behalf of Subordinating Creditor, and Borrower will cause each instrument evidencing Subordinated Debt to be endorsed with the following legend:

“The indebtedness evidenced by this instrument is subordinated to the prior payment in full of the Superior Indebtedness (as defined in the Subordination Agreement hereinafter referred to) pursuant to, and to the extend provided in, the Subordination Agreement dated effective as of March 2, 2005, by the maker hereof and payee named herein in favor of the Bank referred to in such Subordination Agreement.”

Agent, Subordinating Creditor and Borrower also agree that each and every financing statement filed with any governmental office pertaining to the Subordinated Indebtedness and/or the security therefor shall contain the following:

Notwithstanding the order of filing of financing statements concerning the Debtor, the security interests described herein are, and shall at all times remain, subordinate and inferior to any and all security interests now or hereafter held by or in favor of MFB Financial and its successors and assigns.

Further, Subordinating Creditor, Agent and Borrower will mark their respective books of account in such a manner as shall be effective to give proper notice of the effect of this Subordination Agreement and will, in the case of any hereafter arising Subordinated Debt which is not evidenced by an instrument, upon Bank’s request, cause such Subordinated Debt to be evidenced by an appropriate instrument or instruments containing the language required above; provided however, that the foregoing shall not permit Borrower to incur or assume any indebtedness in violation of the terms governing the Superior Indebtedness. Agent, on behalf of Subordinating Creditor, and Borrower each will, at it’s own expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Bank may reasonably request, in order to protect any right or interest granted or purported to be granted hereby or to enable Bank to exercise and enforce its rights and remedies hereunder.

5. Borrower shall not make any payment, and Subordinating Party shall not receive or accept any payment, with respect to any of the Subordinated Debt in violation of this Agreement. In the event Subordinating Party receives any payment from Borrower that is not expressly permitted hereby, whether such payment be in cash, by setoff or otherwise, Subordinating Party shall be liable and accountable therefor to Bank. Subordinating Party shall be deemed to have received each and every such payment in trust for the use and benefit of Bank, and Subordinating Party shall not commingle the same with any other funds and shall pay over and deliver each such payment immediately to Bank, even if Bank does not make demand for such payment or delivery.

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6. This subordination shall survive and remain in full force and effect in the event of any administration of the property and/or affairs of Borrower arising from any assignment for the benefit of creditors, bankruptcy, receivership, liquidation or other like proceedings.

7. This Agreement is a continuing subordination and shall continue in full force and effect, and Bank may make extensions of credit to Borrower in reliance upon this Agreement, at any time any Superior Indebtedness or costs described in Paragraph 3 hereof remain unpaid. Subordinating Party agrees that Bank, at any time and from time to time, may enter into such agreements with Borrower as Bank may deem proper affecting any property which secures all or any portion of the Superior Indebtedness (the “Collateral”), and may sell, surrender or otherwise deal with any of the Collateral without notice to Subordinating Party and without in any way impairing or affecting this Agreement. The obligations of Subordinating Party, and the subordinations provided for herein, shall not be affected or impaired by any compromise, release, renewal, extension, forbearance, indulgence, alteration, change in, modification of, grant of participation in, or other disposition of any documents or instruments executed by Borrower in favor of Bank, any release of any guarantor of the obligations of Borrower to Bank or any other person, any failure of Bank to pursue its remedies against the Collateral or any one or more of the guarantors or any other person, any failure to collect any of the indebtedness owing by Borrower to Bank when due, any failure to give notice of acquisition or expected acquisition of a purchase money security interest, or any delay or omission by Bank in the exercise of any right or remedy against Borrower or any guarantor of the obligations of Borrower to Bank.

8. In the event of the liquidation of Borrower or the Collateral, or distribution of Borrower’s assets, any obligation of Borrower to Bank shall be satisfied and discharged before Subordinating Creditor receives any distributive share or payment on account of its obligations against Borrower. Any dividends or other payments with respect to the Collateral, by virtue of any insolvency proceedings instituted by or against Borrower, shall also be distributed first to Bank, in an amount required to satisfy the full about of the Superior Indebtedness. In order to enable Bank to enforce its rights hereunder in any such action or proceeding, Bank is hereby irrevocably authorized and empowered, in its discretion, to make and present, for and on behalf of Subordinating Creditor such proofs of claims against Borrower or against any Bankruptcy trustee or debtor in possession on account of indebtedness hereby subordinated as Bank may deem expedient or proper, and to vote such proofs of claims in any such proceedings, and to receive and collect any and all dividends or other payments or disbursements made thereof in whatever form the same may be paid or issued, and to apply same on account of any indebtedness owing to Bank by Borrower which relate to the Superior Indebtedness; and Agent and Subordinating Creditor, further agree to execute and deliver to Bank such assignment(s), release(s) or other instruments as may be required by Bank in order to enable it to enforce any and all such claims and to collect any and all dividends or other payments or disbursements which may be made at any time (a) in connection with any such liquidation of Borrower or the Collateral or the distribution of Borrower’s assets and/or (b) on account of all or any of the indebtedness hereby subordinated.

9. All persons executing the Agreement in a representative capacity warrant that they have authority to execute this Agreement and bind the entities they purport to represent. In particular, but not in limitation of the foregoing, the person signing this Agreement on behalf of the Agent for Subordinating Party represents, warrants and certifies that the execution and delivery of this Agreement by Agent on behalf of Subordinating Party (i) do not violate the provisions of the Debenture and the documents pertaining thereto (ii) are binding acts of Subordinating Party, and (iii) this Agreement will be an enforceable obligation of Subordinating Party according to the terms and provisions hereof.

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10. This Agreement constitutes the entire understanding of the parties hereto pertaining to the matters covered hereby and may only be modified or amended by a writing signed by all parties. This Agreement is binding on, and shall inure to, the parties hereto and their respective heirs, representatives, successors and assigns.

11. Agent, on behalf of the Subordinating Party, and Borrower, each acknowledges and agrees that (i) it has been given the opportunity to consult with counsel and other advisors of its choice, and after having the opportunity to consult with such counsel and advisors, knowingly, voluntarily and without duress, coercion, unlawful restraint, intimidation or compulsion, enters into this Agreement, (ii) this Agreement has been entered into in exchange for good and valuable consideration, the receipt and sufficiency of which Borrower and the Subordinating Party each acknowledges, and (iii) it has carefully and completely read all of the terms and provisions of this Agreement and is not relying on the opinions or advice of Bank or its agents or representatives in entering into this Agreement.

12. The parties agree that this Agreement is the product of their joint efforts, that it expresses their agreement, and that it should not be interpreted in favor of or against any party merely because of that party’s efforts in preparing it.

13. This Agreement shall be enforceable in, and interpreted under, the laws of the State of Indiana. The parties hereto acknowledge that the transactions contemplated by this Subordination Agreement bear a reasonable relation to the state of Indiana. The parties hereto agree that the internal laws of the state of Indiana shall govern this Subordination Agreement and the exhibits hereto, including, but not limited to, all issues related to usury. Any action to enforce the terms of this Subordination Agreement or any of its exhibits shall be brought exclusively in the state and/or federal courts situated in St. Joseph County, Indiana. Service of process in any action to enforce the terms of this Subordination Agreement may be made by serving a copy of the summons and complaint, in addition to any other relevant documents, by commercial overnight courier to the other party at its principal address set forth in this Subordination Agreement.

14. The subordinations and priorities specified in this Subordination Agreement are not conditioned upon the nonavoidability and perfection of the security interest to which another security interest is subordinated and, if the security interest to which another security interest is subordinated is not perfected or is avoidable, for any reason, then the subordinations and relative priority agreements provided herein shall continue to be effective as to the particular Collateral which is the subject of the unperfected or avoidable security interest. In no event shall Subordinating Party institute, or join as a party in the institution of any action, suit or proceeding or take any action of any kind whatsoever seeking a determination that a security interest held by Bank is unperfected or avoidable, or in any way make any assertions to that effect.

15. The following miscellaneous provisions shall apply to this Agreement:

a.
Waiver. The failure of any party hereto at any time or from time to time to require performance of another party’s obligations under this Agreement shall in no manner affect the right to enforce any provision of this Agreement at a subsequent time, and the waiver of any rights arising out of any breach shall not be construed as a waiver of any rights arising out of any subsequent breach.

5

b.
Severability. If any one or more of the provisions of this Agreement shall be held invalid or unenforceable, the validity and enforceability of all other provisions of this Agreement shall not be affected.

c.
Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument, and shall become effective when one or more counterparts have been signed by each of the parties.

d.
Fees and Expenses. In the event any party breaches this Agreement, all costs and expenses, including attorneys’ fees, incurred by a non-breaching party shall be included in the damages which may be recovered as a result of such breach or default. In any litigation relating to this Agreement and the transactions contemplated hereby, the prevailing party shall be entitled to recover its costs and reasonable attorneys’ fees.

e.
Limitations on Rights of Third Parties. Nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any person or entity other than the parties hereto any rights or remedies under or by reason of this Agreement or the transactions contemplated hereby.

f.
Contents of Agreement. Each person signing this Agreement (whether for herself or for himself Individually or on behalf of an entity or organization) acknowledges that this Agreement may reflect changes from previous drafts, if any, and that he or she has read and reviewed this Agreement carefully. Each person signing this Agreement also acknowledges that he or she has not relied on any other party to this Agreement, or on any officer, agent, partner, employee or attorney of any other party to this Agreement, to explain the provisions of this Agreement to him or her, or to identify changes that have been made from prior drafts or versions of this Agreement, if any. Rather, each person signing this Agreement agrees to be solely responsible for being aware of the contents of this Agreement.

16. Borrower agrees to give Bank written notice, by registered or certified mail, postage-prepaid, of any action or inaction by Bank or any of its officers, directors, employees, agents or attorneys in connection with this Agreement, the Superior Indebtedness, the Collateral, or any related transactions, that may be actionable against Bank or any officer, director, employee, agent or attorney of Bank, or a defense to the enforcement hereof or payment of any loans or any promissory note, including, but not limited to, any commission of a tort or violation of any contractual duty or duties implied by law. Borrower agrees that unless such notice is given as promptly as possible (and in any event within ninety (90) days) after Borrower has knowledge, or with the exercise of reasonable diligence should have had knowledge, of any such action or inaction, Borrower shall not assert, and shall be deemed to have waived, any such claim or defense.

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All notices and other communications required or permitted to be given pursuant to the terms of this Subordination Agreement shall be in writing and mailed by registered or certified mail with return receipt requested, and delivered to the applicable party at the address indicated below:

If to Agent and/or
Subordinating Party:	Strasbourger Pearson Tulcin Wolff, Inc.
33 Whitehall Street, 17th Floor
New York, NY 10004

If to the Borrower:	Magnetech Integrated Services, Inc.
1125 South Walnut Street
South Bend, Indiana 46679
Attn: President

If to Bank:	MFB Financial
4100 Edison Lakes Parkway, Suite 300
Mishawaka, Indiana 46545
Attn: Bruce G. Piekarski,
Vice President - Director of Business Banking

With a copy to:	Steven L. Hostetler, Esq.
P.O. Box 1210
Mishawaka, Indiana 46546-1210

17. WAIVER OF JURY TRIAL. THE PARTIES HERETO, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY RELATED INSTRUMENT OR AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY COURSE OF CONDUCT, DEALINGS, STATEMENTS, WHETHER ORAL OR WRITTEN, OR ACTIONS OF ANY OF THEM. NONE OF THE PARTIES HERETO SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY ANY OF THE PARTIES EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY ALL OF THEM.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date and year first above written.

“BORROWER”
Magnetech Industrial Services, Inc., an Indiana corporation

By:	/s/ John A. Martell
John A. Martel, President and Chief Executive Officer

“SUBORDINATING PARTY” by its “AGENT”
Strasbourger Pearson Tulcin Wolff, Inc., a New York corporation

By:	/s/ Michael J. Schumacher

Print Name & Title

“BANK”
MFB Financial

By:
Bruce G. Piekarski, Vice President - Director of Business Banking

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STATE OF INDIANA	)
) SS:
ST. JOSEPH COUNTY	)

Before me, the undersigned, a Notary Public in and for said County and State personally appeared John A. Martel, President and Chief Executive Officer, on behalf of Magnetech Industrial Services, Inc., an Indiana corporation and acknowledged of the execution of the foregoing Subordination Agreement this 3rd day of March, 2005.

/s/ Jennifer M. Martell
Notary Public
Residing in South Bend, Indiana

My commission expires:
January 29, 2012

STATE OF NEW YORK	)
) SS:
NEW YORK COUNTY	)

Before me, the undersigned, a Notary Public in and for said County and State personally appeared Michael J. Schumacher, on behalf of Strasbourger Pearson Tulcin Wolff, Inc., a New York corporation and acknowledged of the execution of the foregoing Subordination Agreement this 3rd day of March, 2005.

/s/ Kenneth S. Goodwin
Notary Public
Residing in ___________________,_______________

My commission expires:
February 23, 2006

STATE OF INDIANA	)
) SS:
ST. JOSEPH COUNTY	)

Before me, the undersigned, a Notary Public in and for said County and State personally appeared Bruce G. Piekarski, Vice President - Director of Business Banking, on behalf of MFB Financial and acknowledged of the execution of the foregoing Subordination Agreement this ________ day of March, 2005.

Notary Public
Residing in ___________________,_______________

My commission expires:
_____________________________

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Exhbit F

ESCROW AGREEMENT

ESCROW AGREEMENT dated as of this 4th day of March, 2005 by and among Magnetech Integrated Services Corp., an Indiana corporation (the “Company”), Wilmington Trust Company, a financial institution chartered under the laws of the State of Delaware (the “Agent”), and Strasbourger Pearson Tulcin Wolff Inc., a New York corporation (“Strasbourger”).

W I T N E S S E T H:

WHEREAS, the Company is offering (the “Offering”) through Strasbourger $4,000,000 principal amount of subordinated secured convertible debentures (“MISC Debentures”) at 100% of the principal face amount thereof; and

WHEREAS:

(a) The Offering will commence immediately and will continue until the earlier to occur of (i) the sale of the maximum principal amount of MISC Debentures that comprise the Offering and (ii) April 29, 2005, unless extended by up to 45 days by the Company and Strasbourger (the “Offering Period”);

(b) Once the Offering has been sold, the Company and Strasbourger may conduct one or more closings (each a “Closing”) on the sale of such MISC Debentures;

(c) Tendered subscriptions for all MISC Debentures shall be subject to acceptance by the Company, which subscriptions may be reduced in the sole discretion of the Company or rejected for any reason in the sole discretion of the Company;

(d) Proceeds received upon the subscription of the MISC Debentures shall be held in escrow by the Agent pending the Closing on the MISC Debentures, and disbursed upon the Closing; and

(e) If the Offering is not sold prior to the end of the Offering Period and there is no Closing, the Offering will be terminated and all funds received from Purchasers will be returned, without accrued interest and without any deduction. The day that the Offering Period terminates is hereinafter referred to as the “Termination Date.”

NOW, THEREFORE, in consideration of the mutual promises herein contained and intending to be legally bound, the parties hereby agree as follows:

1. Appointment of Agent. The Company hereby appoints Wilmington Trust Company as escrow agent in accordance with the terms and conditions set forth herein, and Wilmington Trust Company hereby accepts such appointment.

2. Delivery of Subscription Proceeds. All checks, drafts, or other instruments received from subscribers as payment for the Units will be delivered by the Company to the Agent, made payable to “Wilmington Trust Company, as Escrow Agent for Magnetech Integrated Services Corp.” Prior to Closing or earlier termination of the Offering, the Company will provide the Agent with a chart setting forth, as to each subscriber, his name, address, social security number or employer identification number, number of MISC Debentures subscribed for, and the amount paid in connection with such subscription. The Agent is hereby empowered on behalf of the Company to endorse and collect all checks, drafts, wire funds transfers, promissory notes or other instruments received on account of subscriptions for MISC Debentures.

3. Agent to Hold and Disburse Funds. The Agent will hold in a special account established for the benefit of the Company and disburse all funds received by it pursuant to the terms of this Escrow Agreement, as follows:

3.1 All funds received by the Agent pursuant to the terms of this Escrow Agreement shall be held in a non-interest bearing account with the Agent and may be invested in The Wilmington U.S. Government Portfolio fund. It is understood that all checks received by the Agent are subject to clearance time, and the funds represented thereby cannot be drawn until such time as the same constitutes good and collected funds.

3.2 In the event that prior to the Termination Date the Agent has received funds (and such funds are cleared within three days after the Termination Date) or other instruments in payment for subscriptions from the sale of the Offering in the aggregate amount of at least $1,000,000, the Agent will, on the date of each Closing (the “Closing Date”), pursuant to (a) written instructions signed by the Company and Strasbourger and (b) written confirmation from counsel to either the Company or Strasbourger that all conditions for the release of the funds have been met, pay to the Company, Strasbourger and/or to any other person designated in such instructions, the proceeds received by the Agent from the sale of such Units (less the funds the Company is obligated to pay as a fee to the Agent pursuant to Section 7 hereof, unless otherwise paid by the Company).

3.3 In the event that a Closing does not occur prior to the end of the Offering Period or if no written instructions are received by the Agent from the Company and Strasbourger relative to funds received by the Agent from one or more subscribers to the Offering within three business days after the Termination Date, the Agent will return the escrowed funds to each Subscriber without deduction and without interest by check mailed to the address set forth in the chart delivered pursuant to Section 2. The Agent shall assume the Offering Period terminates on April 29, 2005 unless notified otherwise in writing by the Company or Strasbourger.

4. Exculpation and Indemnification of Agent.

4.1 The Agent shall have no duties or responsibilities other than those expressly set forth herein. The Agent shall have no duty to enforce any obligation of any person to make any payment or delivery, or to direct or cause any payment or delivery to be made, or to enforce any obligation of any person to perform any other act. The Agent shall be under no liability to the other parties hereto or to anyone else by reason of any failure on the part of any party hereto or any maker, guarantor, endorser or other signatory of any document or any other person to perform such person's obligations under any such document. Except for amendments to this Agreement referred to below, and except for instructions given to the Agent by the Company and Strasbourger relating to the escrow deposit under this Agreement, the Agent shall not be obligated to recognize any agreement between any and all of the persons referred to herein, notwithstanding that references thereto may be made herein and whether or not it has knowledge thereof.

4.2 The Agent shall not be liable to the Company or to anyone else for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and in the exercise of its own best judgment. The Agent may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Agent), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained), which is believed by the Agent to be genuine and to be signed or presented by the proper person or persons. The Agent shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement or any of the terms thereof, unless evidenced by a writing delivered to the Agent signed by the proper party or parties and, if the duties or rights of the Agent are affected, unless it shall give its prior written consent thereto. In the event the Agent receives conflicting instructions hereunder, the Agent shall be fully protected in refraining from acting until such conflict is resolved to the satisfaction of the Agent.

4.3 The Agent shall not be responsible for the sufficiency or accuracy of the form of, or the execution, validity, value or genuineness of, any document or property received, held or delivered by it hereunder, or of any signature or endorsement thereon, or for any lack of endorsement thereon, or for any description therein; nor shall the Agent be responsible or liable to the other parties hereto or to anyone else in any respect on account of the identity, authority or rights of the persons executing or delivering or purporting to execute or deliver any document or property of this Agreement. The Agent shall have no responsibility with respect to the use or application of any funds or other property paid or delivered by the Agent pursuant to the provisions hereof. The Agent shall not be liable to the Company or to anyone else for any loss which may be incurred by reason of any investment of any monies which it holds hereunder provided the Agent has complied with the provisions of Section 3.1 hereunder.

4.4 The Agent shall have the right to assume in the absence of written notice to the contrary from the proper person or persons that a fact or an event by reason of which an action would or might be taken by the Agent does not exist or has not occurred, without incurring liability to the other parties hereto or to anyone else for any action taken or omitted, or any action suffered by it to be taken or omitted, in good faith and in the exercise of its own best judgment, in reliance upon such assumption. Agent shall be entitled to consult with legal counsel in the event that a question or dispute arises with regard to the construction of any of the provisions hereof, and shall incur no liability and shall be fully protected in acting in accordance with the advice or opinion of such counsel.

Agent shall not be required to take any action which, in the Agent’s sole and absolute judgment, could involve it in expense or liability in excess of its fees and reimbursable expenses hereunder unless furnished with security and indemnity which it deems, in its sole and absolute discretion, to be satisfactory.

4.5 To the extent that the Agent becomes liable for the payment of taxes, including withholding taxes, in respect of income derived from the investment of funds held hereunder or any payment made hereunder, the Agent may pay such taxes. The Agent may withhold from any payment of monies held by it hereunder such amount as the Agent estimates to be sufficient to provide for the payment of such taxes not yet paid, and may use the sum withheld for that purpose. The Agent shall be indemnified and held harmless against any liability for taxes and for any penalties or interest in respect of taxes, on such investment income or payments in the manner provided in Section 4.6.

4.6 The Agent will be indemnified and held harmless by the Company from and against any and all expenses, including reasonable counsel fees and disbursements, or loss suffered by the Agent in connection with any action, suit or other proceeding involving any claim, or in connection with any claim or demand, which in any way, directly or indirectly, arises out of or relates to this Agreement, the services of the Agent hereunder, the monies or other property held by it hereunder or any income earned from investment of such monies; provided, however, that such indemnification shall not extend to proven acts of gross negligence, willful misconduct or bad faith by the Agent. The Agent shall have a lien for the amount of any such expenses or loss on the monies and other property held by it hereunder and shall be entitled to reimburse itself from such monies or property for the amount of any such expense or loss. Promptly after the receipt by the Agent or notice of any demand or claim or the commencement of any action, suit or proceeding, the Agent shall, if a claim in respect thereof is to be made against the Company, notify the Company thereof in writing, but the failure by the Agent to give such notice shall not relieve the Company from any liability which the Company may have to the Agent hereunder. Notwithstanding any obligation to make payments and deliveries hereunder, the Agent may retain and hold for such time as it deems necessary such amount of monies or property as it shall, from time to time, in its sole discretion, deem sufficient to indemnify itself for any such loss or expense and for any amounts due it under Section 7. The terms of this Section 4.6 shall survive the termination of this Agreement.

4.7 For the purposes hereof, the term “expense or loss” shall include all amounts paid or payable to satisfy any claim, demand or liability, or in settlement of any claim, demand, action, suit or proceeding settled with the express written consent of the Agent, and all costs and expenses, including, but not limited to, reasonable counsel fees and disbursements, paid or incurred in investigating or defending against any such claim, demand, action, suit or proceeding.

5. Termination of Agreement and Resignation of Agent.

5.1 This Escrow Agreement shall terminate on the final disposition of the monies and property held in escrow hereunder, provided that the rights of the Agent and the obligations of the other parties hereto under Sections 4 and 7 shall survive the termination hereof.

5.2 The Agent may resign at any time and be discharged from its duties as Agent hereunder by giving the Company and Strasbourger at least 30 days' notice thereof. As soon as practicable after its resignation, the Agent shall turn over to a successor escrow agent appointed by the Company all monies and property held hereunder (less such amount as the Agent is entitled to retain pursuant to Section 7) upon presentation of the document appointing the new escrow agent and its acceptance thereof. If no new Agent is so appointed within the 60-day period following such notice of resignation, the Agent may deposit the aforesaid monies and property with any court it deems appropriate.

6. Form of Payments by Agent.

6.1 Any payments by the Agent to subscribers or to persons other than the Company pursuant to the terms of this Agreement shall be made by check, payable to the order of each respective subscriber or other person, or by wire transfer.

6.2 Except as otherwise specifically indicated, all amounts referred to herein are expressed in United States Dollars and all payments by the Agent shall be made in such dollars.

7. Compensation of Agent. For services rendered, the Agent shall receive as compensation $3,500 and all interest income on the funds received pursuant to this Agreement. The Agent shall also be entitled to reimbursement from the Company for all reasonable expenses paid or incurred by it in the administration of its duties hereunder, including, but not limited to, all counsel, advisors' fees and disbursements and all reasonable taxes or other governmental charges upon presentation of supporting documentation, if requested by the Company. It is anticipated that such disbursement shall not exceed $1,000 barring any unforeseen circumstances.

8. Notices. All notices, requests, demands and other communications provided for herein shall be in writing, shall be delivered by overnight courier providing a receipt of delivery or by certified or registered mail, shall be deemed given when received and shall be addressed to the parties hereto at their respective addresses listed below or to such other persons or addresses as the relevant party shall designate as to itself from time to time in writing delivered in like manner.

if to the Company:
1125 S. Walnut Street South Bend, IN 46619 Attention: John A. Martell	Telephone: (574) 234-8131 Facsimile: (574) 232-7648
with a copy to:
Barnes & Thornburg 600 1st Source Bank Building 100 N. Michigan St South Bend, IN 46601 Attention: Richard L. Mintz, Esq.	Telephone: (574) 233-1171 Facsimile: (574) 237-1125
if to the Agent:
Wilmington Trust Company 1100 North Market Street Wilmington, DE 19890 Attention: Scott Huff	Telephone: (302) 636-6449 Facsimile: (302) 636-4145

if to Strasbourger:
Strasbourger Pearson Tulcin Wolff Inc. 33 Whitehall Street, 17th Floor New York, NY 10004 Attention: Ron Moschetta	Telephone: (646) 459-6972 Facsimile: (212) 785-1833
with a copy to:
Gottbetter & Partners, LLP 488 Madison Ave, 12th Floor New York, NY 10022 Attention: Kenneth S. Goodwin	Telephone: (212) 400-6900 Facsimile: (212) 400-6901

9. Further Assurances. From time to time on and after the date hereof, the Company shall deliver or cause to be delivered to the Agent such further documents and instruments and shall do and cause to be done such further acts as the Agent shall reasonably request (it being understood that the Agent shall have no obligation to make any such request) to carry out more effectively the provisions and purposes of this Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.

10. Consent to Service of Process. Each of the Company, Strasbourger and Agent hereby irrevocably consents to the jurisdiction of the courts of the State of New York and of any federal court located in such State in connection with any action, suit or other proceeding arising out of or relating to this Agreement or any action taken or omitted hereunder, and waives personal service of any summons, complaint or other process and agrees that the service thereof may be made by certified or registered mail directed to each of the Company and Strasbourger at its address for purposes of notices hereunder.

11. Miscellaneous.

11.1 If for any reason the escrow deposits are not received by the Agent as contemplated herein, the Company shall reimburse the Agent for all expenses, including reasonable counsel fees and disbursements, paid or incurred by it in making preparations for providing the services contemplated hereby.

11.2 This Agreement shall be construed without regard to any presumption or other rule requiring construction against the party causing such instrument to be drafted. The terms “hereby,”“hereof,”“hereto,”“hereunder” and any similar terms, as used in this Agreement, refer to the Agreement in its entirety and not only to the particular portion of this Agreement where the term is used. The word “person” shall mean any natural person, partnership, company, government and any other form of business or legal entity. All words or terms used in this Agreement, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require. This Agreement shall not be admissible in evidence to construe the provisions of any prior agreement. The rule of ejusdem generis shall not be applicable herein to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

11.3 This Agreement and the rights and obligations hereunder of the Company may be assigned by the Company only to a successor to the Company's entire business. This Agreement and the rights and obligations hereunder of the Agent may be assigned by the Agent only to a successor to its entire business. This Agreement shall be binding upon and inure to the benefit of each party's respective successors, and permitted assigns. No other person shall acquire or have any rights under or by virtue of this Agreement. This Agreement may not be changed orally or modified, amended or supplemented without an express written agreement executed by the Agent and the Company. This Agreement is intended to be for the sole benefit of the parties hereto, and (subject to the provisions of this Section 11.3) their respective successors, and assigns, and none of the provisions of this Agreement are intended to be, nor shall they be construed to be, for the benefit of any third person.

11.4 This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York. The representations and warranties contained in this Agreement shall survive the execution and delivery hereof and any investigations made by any party. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect any of the terms hereof.

12. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signature of all of the parties reflected hereon as the signatures.

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement on the day and year first above written.

WILMINGTON TRUST COMPANY

By:	/s/ Scott A. Huff
Name: Scott A. Huff
Title: Financial Services Officer

MAGNETECH INTEGRATED SERVICES CORP.

By:	/s/ John A. Martell
Name: John A. Martell
Title: President

STRASBOURGER PEARSON TULCIN WOLFF, INC.

By:	/s/ Michael J. Schumacher
Name: Michael J. Schumacher
Title: President

Exhibit G

LEGAL OPINION

__________, 2005

Strasbourger Pearson Tulcin Wolff Incorporated
33 Whitehall Street, 17th Floor
New York, NY 10004
The Purchaser (as defined below) set forth in
Schedule I hereto

RE:	Magnetech Integrated Services Corp. (“MISC”) and Magnetech Industrial Services, Inc. (“MIS”)

Ladies and Gentlemen:

We have acted as special Indiana counsel to Magnetech Integrated Services Corp. (“MISC”), an Indiana corporation, and Magnetech Industrial Services, Inc. (“MIS”), an Indiana corporation, for the limited purpose of rendering the legal opinion required in Section 2.2(iii) of that certain Subordinated Convertible Debenture Purchase Agreement (the “Purchase Agreement”) among Strasbourger Pearson Tulcin Wolff Incorporated (the ”Placement Agent”), MISC and the Purchaser listed on Schedule I thereto (the “Purchaser”) and in Section 3(b)(v) of that certain Placement Agency Agreement dated as of January 25, 2005 between MISC and the Placement Agent (the “Placement Agency Agreement”). Pursuant to the terms of the Purchase Agreement, MISC proposes to offer and sell to the Purchaser up to $2,515,000 in principal amount of its 6% Subordinated Secured Convertible Debentures, due February 28, 2007 (the “Debentures”) in a private offering. The Purchase Agreement and the agreements and instruments listed below in subclauses (a) through (g), inclusive, are sometimes hereinafter referred to as the “Transaction Documents”. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to such terms in the Purchase Agreement.

In connection with the opinions expressed herein, we have made such examination of law as we considered appropriate or advisable for purposes hereof. As to matters of fact material to the opinions expressed herein, we have relied, with your permission, upon the representations and warranties as to factual matters contained in the Transaction Documents, and upon certificates and statements of certain government officials and officers of MISC and MIS. We have also examined executed copies of the following documents which are dated as of March 3, 2005, except for the Subordination Agreement which is dated March 2, 2005:

(a)	the Purchase Agreement;

Strasbourger Pearson Tulcin Wolff Incorporated
The Purchaser
____________, 2005

(b)	the Debenture;

(c)	the Warrant;

(d)	the Agent’s Warrant (as defined in the Placement Agency Agreement);

(e)	the Registration Rights Agreement;

(f)	the Security Agreement; and

(g)	the Subordination Agreement.

In rendering this opinion, we have, with your permission, assumed: the authenticity of all documents submitted to us as originals; the conformity to the originals of all documents submitted to us as copies; the genuineness of all signatures; the legal capacity of natural persons; the truth, accuracy and completeness of the information, factual matters, representations and warranties contained in all such documents; the due authorization, execution and delivery of all such documents, and the legal, valid and binding effect thereof, on such parties other than MISC and MIS.

We call your attention to the fact that we are counsel admitted to practice in the State of Indiana, and we do not express any opinion with respect to the applicable laws, or applicability of the laws, of any jurisdiction other than the internal laws of the State of Indiana (excluding any Blue Sky or securities laws). In particular, but without limitation, we do not express any opinion with regard to the federal securities laws of the United States of America, the Blue Sky or securities laws of any state or other jurisdiction or the security laws or other laws of any foreign country or jurisdiction outside the United States of America. To the extent that the governing law with respect to any of the documents or matters covered by this opinion is the law of any state other than the State of Indiana, we have assumed that the law of such other state is identical to the law of the State of Indiana.

Based upon the foregoing, and subject to the qualifications and exceptions contained herein, we are of the opinion that:

1. Both MISC and MIS are corporations duly organized and validly existing under the laws of the State of Indiana. Each of MISC and MIS have all requisite corporate power and authority to own and operate its respective properties and assets and to carry on its respective business as presently conducted.

2.  MISC has all requisite corporate power and authority to execute and deliver the Transaction Documents, to issue the Underlying Shares (as hereafter defined) upon conversion of the Debenture and the Warrant Shares (as hereafter defined) upon exercise of the Warrant and to carry out the provisions of the Transaction Documents. MIS has all requisite corporate power

Strasbourger Pearson Tulcin Wolff Incorporated
The Purchaser
____________, 2005

and authority to execute the Transaction Documents to which it is a party and to carry out the provisions of the Transaction Documents to which it is a party.

3. The execution and delivery of each of the Transaction Documents to which MISC and MIS are a party, and the consummation by them of the transactions contemplated thereby, have been duly authorized by all necessary corporate action. Each of the Transaction Documents to which it is a party have been duly executed and delivered by MISC and MIS, constitutes a valid and binding obligation of MISC and MIS, and are enforceable against MISC and MIS in accordance with their respective terms.

4. The Board of Directors of MISC has duly authorized and reserved for issuance such number of the common shares, no par value, of MISC (the “Common Shares”), as are issuable upon conversion of the Debenture (the “Underlying Shares”), the exercise of the Warrant (the “Warrant Shares”) and the exercise of the Agent’s Warrant, assuming conversion of the Debenture and exercise of the Warrant and the Agent’s Warrant in full on the date hereof. Upon the conversion of the Debenture in accordance with the terms of the Purchase Agreement and the exercise of the Warrant in accordance with the terms of the Warrant, the Underlying Shares and the Warrant Shares will be validly issued, fully paid and not subject to further assessment. Upon the exercise of the Agent’s Warrant in accordance with the terms of the Agent’s Warrant, the Common Shares issued pursuant thereto will be validly issued, fully paid and not subject to further assessment. Upon the issuance of up to an aggregate of 50,000 Common Shares as Agent’s Shares (as defined in the Placement Agency Agreement) pursuant to the terms of the Placement Agency Agreement, such Agent’s Shares will be validly issued, fully paid and not subject to further assessment.

5. The execution and delivery of the Transaction Documents to which they are a party by MISC and MIS do not violate or constitute a default under the Articles of Incorporation or Code of Bylaws of MISC or MIS.

6. No preemptive rights are provided to shareholders of MISC under the terms of the Articles of Incorporation of MISC or the Indiana Business Corporation Law.

Our opinion is subject to the following qualifications and limitations:

A. We express no opinion with respect to (i) the availability of specific performance or equitable remedies, (ii) any provisions purporting to waive constitutional or statutory rights or rights granted by the Indiana Rules of Trial Procedure or granting the right of “self-help,” (iii) any provisions purporting to be a selection of a judicial forum or an expression of judicial jurisdiction, (iv) the enforceability of the Transaction Documents, in general, to the extent the Purchaser or the Placement Agent fails to act in good faith or in a commercially reasonable manner, (v) any powers of attorney purportedly granted pursuant to any of the Transaction Documents or, (vi) the creation, perfection or priority of any lien purported to be granted pursuant to any of the Transaction Documents.

Strasbourger Pearson Tulcin Wolff Incorporated
The Purchaser
____________, 2005

B. The opinions regarding enforceability contained in paragraph 3 may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, receivership, or other similar laws affecting the enforcement of creditors’ rights in general in the event of the subject bankruptcy, insolvency, reorganization, moratorium, receivership, or similar event, and may be further limited by the exercise of judicial discretion in applying principles of equity, including (but not limited to) the availability or effects of a preliminary injunction, a restraining order, or specific performance (regardless of whether such enforceability is considered in a proceeding in equity or at law); and, in addition, the enforcement of certain provisions respecting indemnification and contribution may be limited by applicable law or public policy.

C. Certain remedial and waiver provisions of the Transaction Documents may be further limited or rendered unenforceable by other applicable laws or interpretations but, in our opinion, such laws and interpretations do not, subject to the other exceptions and limitations of this opinion letter, make the remedies generally afforded by the Transaction Documents or under other applicable law inadequate for the practical realization of the benefits purported to be provided thereby with respect to the ability of the Purchaser to realize upon the principal benefits intended to be provided by such documents, except for the economic consequences of procedural or other delay.

D. Requirements set forth in any of the Transaction Documents to the effect that any provision thereof may be waived only in writing may not be valid, binding or enforceable to the extent that an oral agreement or an implied agreement by practice or course of conduct modifying such requirements has been or may be created.

E.  We express no opinion as to the enforceability of any remedies provided for under any of the Transaction Documents to the extent such remedies would have the effect of compensating the party entitled to the benefit of such remedies in amounts in excess of the actual loss suffered by such party.

F. With regard to the opinions contained in the last three sentences of opinion paragraph 4, we have assumed that MISC has sufficient authorized but unissued shares at the time of the conversion of the Debenture and the exercise of the Warrant and the Agent’s Warrant to permit the issuance of the Underlying Shares, the Warrant Shares and the Common Shares issuable upon exercise of the Agent’s Warrant.

G. Whenever any statement in this opinion letter is qualified by the phrase “to our knowledge,”“of which we are aware,” or a phrase of similar import, such phrase is intended to mean the actual knowledge of information by the lawyers in our firm who have been principally involved in our work on the subject transaction, but does not include other information that might be revealed if there were to be undertaken a canvass of all lawyers in our firm, a general search of our files, or any other type of independent investigation. Moreover, we have not undertaken any independent investigation to determine the accuracy or completeness of such knowledge, and limited inquiries made by us should not be regarded as such an investigation. Any certificates or representations obtained by us from officers of MISC and MIS with respect to

Strasbourger Pearson Tulcin Wolff Incorporated
The Purchaser
____________, 2005

this opinion have been relied upon by us as to factual matters, without independent verification, but nothing has come to our attention which would lead us to believe that it is unreasonable for us to rely on these certificates.

H. Whenever we have stated we have assumed any matter, it is intended to indicate that we have assumed such matter without making any factual, legal or other inquiry or investigation, and without expressing any opinions or conclusions of any kind concerning such matter.

I. The only opinions intended to be provided herein are those which are expressly stated herein and no opinions by implication are intended or given.

J. The opinions herein are given as of the date hereof. We assume no obligation to update or supplement this opinion to reflect any facts or circumstances that may hereafter come to our attention or any changes in law that may hereafter occur.

K.  In furnishing the opinion regarding the due incorporation and valid existence of MISC and MIS, we have relied solely upon the certificates of existence attached to this letter.

L. We have not considered, and express no opinion with respect to, the effect, if any, of the failure of MISC to fulfill the covenant contained in the Placement Agency Agreement dated April 26, 2004 between MIS and the Agent regarding an increase in the size of the Board of Directors of MISC.

This opinion has been delivered at your request for the purposes contemplated by the Agreement. Without our prior written consent, this opinion is not to be utilized or quoted for any other purpose, and may not be relied upon by any person or entity other than the named addressees.

Very truly yours,

BARNES & THORNBURG LLP

Exhibits H and I

MAGNETECH INTEGRATED SERVICES CORP.

OFFICER’S CERTIFICATE

I, John A. Martell, being the Chief Executive Officer of Magnetech Integrated Services Corp., an Indiana corporation (the “Company”), pursuant to Section 2.2(a)(iv) of that certain Subordinated Convertible Debenture Purchase Agreement (the “Purchase Agreement”), dated as of ____________, 2005, by and between the Company and the Purchaser (as defined in the Purchase Agreement), do hereby certify on behalf of the Company as follows:

1. Attached hereto is a copy of the resolutions duly adopted by the Board of Directors of the Company authorizing the Company to execute and deliver the Transaction Documents, as such term is defined in the Purchase Agreement and to enter into the transactions contemplated thereby; and

2. The representations and warranties of the Company contained in Article III of the Purchase Agreement, as supplemented by the Schedules attached thereto, are true and correct in all material respects as at the date hereof. (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true, correct and complete in all material respects as of such date).

IN WITNESS WHEREOF, I have executed this Officer’s Certificate on behalf of the Company this __ day of ___________, 2005.

Magnetech Integrated Services Corp.

By:
John A. Martell
President and Chief Executive Officer